UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-05689

DWS Multi-Market Income Trust
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 250-3220

Paul Schubert
60 Wall Street
New York, NY 10005
 (Name and Address of Agent for Service)

Date of fiscal year end:	11/30

Date of reporting period:	11/30/2011

ITEM 1.	REPORT TO STOCKHOLDERS

NOVEMBER 30, 2011 Annual Report to Shareholders

DWS Multi-Market Income Trust Ticker Symbol: KMM

Contents
4 Portfolio Management Review
9 Performance Summary
11 Portfolio Summary
13 Investment Portfolio
31 Statement of Assets and Liabilities
33 Statement of Operations
34 Statement of Cash Flows
35 Statement of Changes in Net Assets
36 Financial Highlights
38 Notes to Financial Statements
49 Report of Independent Registered Public Accounting Firm
50 Tax Information
51 Dividend Reinvestment Plan
53 Investment Management Agreement Approval
57 Board Members and Officers
62 Additional Information

The fund's investment objective is to provide high current income consistent with prudent total return asset management.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange. Shares of closed-end funds frequently trade at a discount to net asset value. The price of the fund's shares is determined by a number of factors, several of which are beyond the control of the fund. Therefore, the fund cannot predict whether its shares will trade at, below or above net asset value.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. Investments in lower-quality and non-rated securities present greater risk of loss than investments in higher-quality securities. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. Leverage results in additional risks and can magnify the effect of any gains or losses. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when sold. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the fund's most recent month-end performance. Fund performance includes reinvestment of all distributions.

DWS Multi-Market Income Trust returned 5.64% based on net asset value (NAV) for the one-year period ended November 30, 2011. For the fiscal year ended November 30, 2011, the fund's return based on the market price of its shares quoted on the New York Stock Exchange was 7.65%. During the period, the fund went from trading at a 4.3% premium to a 6.4% premium.

The fund maintained a leverage position throughout the period, meaning that the fund borrowed money under its secured line of credit. The borrowing was equal to approximately 30% of its total assets at November 30, 2011.1 When employing leverage, the fund generally invests the loan proceeds in longer-term securities, which have the potential to earn a higher yield than the rate at which the fund borrows and thereby enhance the yield of the fund.

As of November 30, 2011, the fund had a weighting of 82% in high-yield corporate bonds and 13% in emerging-market sovereign bonds. High-yield bonds, as measured by the Credit Suisse High Yield Index, returned 4.82%.2 Emerging-markets bonds, as gauged by the JPMorgan EMBI Global Diversified Index, returned 5.67%.3

The modest 12-month return of the Credit Suisse High Yield Index obscures the shifting investment environment and high market volatility that characterized the period.

The first half of the reporting period brought strong performance for the high-yield market, as the Credit Suisse High Yield Index returned 7.61% in the interval from December 1, 2010 through May 31, 2011. This strong return reflected a favorable investment backdrop, low government bond yields, a robust appetite for risk among investors and the healthy underlying fundamentals of the high-yield asset class. Most notably, the Moody's trailing 12-month U.S. speculative bond par default rate remained below 2% as companies tried to free up cash by refinancing debt at lower rates.4,5 The market gained additional support from the U.S. Federal Reserve's (the Fed's) accommodative monetary policy, which continued to provide a solid underpinning for both investor risk appetites and the high-yield bond market. Another positive factor was the modest pickup in merger and acquisition (M&A) activity, an important development given that the high-yield sector is typically populated with the types of smaller companies that may become attractive takeover candidates.

This positive environment quickly took a turn for the worse in the second half of the annual period. High-yield bond prices fell sharply in August and September 2011 due to the rapid decline in investor risk appetites that resulted from the U.S. debt ceiling debate, the downgrade of the U.S. AAA rating by the ratings agency Standard & Poor's, deteriorating U.S. economic data and worries about contagion risk from the European banking system.6 The market experienced high volatility during this time period, reflecting the shifting outlook for Europe. In October, for instance, the high-yield market rallied to a gain of 5.37% as measured by the Credit Suisse High Yield Index — its best one-month return since September 2009. The Credit Suisse High Yield Index returned -2.59% during the final six months of the period (June 1, 2011 through November 30, 2011), offsetting a substantial portion of the gain registered in the first half.

For the full year, the 4.82% return of the Credit Suisse High Yield Index compared unfavorably with returns of 7.83% for the Standard & Poor's® 500 (S&P 500) Index, a measure of domestic stock market performance, and 5.52% for the Barclays Aggregate U.S. Bond Index, a measure of broader U.S. bond market performance.7,8

The story was similar in the emerging markets. The asset class delivered strong performance through the end of August 2011, but this was followed by higher volatility once the European debt crisis became the primary driver of global financial market performance.

The most important factor underpinning the initial strength in emerging-markets debt was the rally in U.S. Treasuries, as the yields on longer-term sovereign bonds fell in conjunction with the decline in benchmark interest rates. The stronger economic fundamentals, improved creditworthiness and higher absolute yields of the emerging markets also attracted investors to the asset class during the first eight months of the annual period. These developments, in turn, led the major credit rating agencies to boost their ratings for a number of countries in the asset class.

Emerging debt began to lose ground in August 2011 amid growing evidence that economic growth was slowing, not just in the developed world, but in the emerging markets as well. The selloff accelerated in September 2011, when heightened global risk aversion caused the JPMorgan EMBI Global Diversified Index to return -4.36%, its worst month since October 2008. Although emerging-markets bonds subsequently recovered a portion of these losses in the final two months of the period, the asset class nonetheless finished the year well off of its prior highs.

Positive and Negative Contributors to Performance

Security selection was the most important factor driving the fund's performance during the past year, as we were helped by both bonds we owned and those we decided to avoid. In terms of what we held, one of our top performers was Cincinnati Bell Inc., which rebounded from a 2010 selloff related to an acquisition. This year, the company has performed well, with good free cash flows, and investors have grown less concerned with the acquisition risk on the belief that investing in the business is better than increasing dividends to equity holders. Charter Communications Operating, LLC, which received an upgrade to its credit rating, also performed well for the fund.

The fund's performance was also helped by our decision to avoid certain securities or reduce our positions in bonds that subsequently underperformed. For example, during the period we avoided bonds issued by Chrysler, which lagged due to concerns about slower global growth and the exposure of its parent company — Fiat — to the debt crisis in Italy. We reduced our position in the Italian telecom operator Wind Acquisition Finance S.A. from an overweight to an underweight following the company's takeover by Vimpel Communications.9* The issuer subsequently sought to issue new debt to fund expansion, dashing hopes of a near-term debt refinancing and causing its bond prices to fall. The economic troubles in Europe also pressured the performance of the company's bonds.

An overweight in the travel booking company Travelport, LLC was the largest detractor from fund performance during the period, as the issuer was hit with an antitrust lawsuit by American Airlines earlier in the period. An overweight in the specialty chemical manufacturer Momentive Performance Materials, Inc. also hurt the fund's return. Its bonds lost ground due to concerns about slowing economic growth and its parent company's postponement of an initial public offering of stock (which would have strengthened its balance sheet and made its bonds more attractive).

In the emerging-markets segment, the fund's performance was helped by our positions in the longer-term debt of Russia and Uruguay. The sharp drop in Treasury yields led to strong moves in the longest-term, most interest-rate-sensitive bonds of emerging markets with strong underlying fundamentals.10

Outlook and Positioning

We maintain a constructive outlook on both emerging-markets and high-yield bonds, but we expect market volatility to remain elevated due to concerns over slowing growth in the developed economies, sovereign debt problems in Europe and potential contagion to the major developed economies and emerging markets.

In high yield, the Moody's trailing 12-month U.S. speculative bond par default rate was 1.79% at November 30, 2011, yet the spread between high-yield bonds and U.S. Treasuries stood at 759 basis points (7.59 percentage points) at the end of November, up from 634 basis points one year ago.11 In light of the recent rise in yields, we continue to believe the asset class offers investors a favorable trade-off of risk and return via the combination of an attractive yield spread and a low default rate.12 However, the low-default environment also means that individual defaults can have an amplified impact on a portfolio's performance. We therefore remain vigilant for potential defaults through our bottom-up credit research and security selection process.

Regarding the emerging markets, we believe caution is warranted in the short term due to the influence of the ongoing problems in Europe. However, the fundamental backdrop remains strong, as highlighted by their improved creditworthiness, lower debt, rising government revenues and growing external accounts (i.e., the sum total of the movement of money in and out of a country). We believe this provides a solid foundation for emerging-markets bonds in the months and years ahead.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Multi-Market Income Trust. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Manager

Gary Russell, CFA

Lead Portfolio Manager

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Leverage is the use of various financial instruments or borrowed capital such as margin to increase an investment's potential return.

2 The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market.

3 The JPMorgan EMBI Global Diversified Index tracks the performance of external debt instruments (including U.S.-dollar-denominated and other external-currency-denominated Brady bonds, loans, Eurobonds and local market instruments) in the emerging markets.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

4 Moody's trailing 12-month issuer-weighted default rate incorporates the last 12 months of data (as opposed to 1 month or 3 months, for instance). Issuer weighting counts the number of individual issuers as a portion of the total number of individual issuers. For instance, if there were 100 individual issuers and 3 of them defaulted during the past 12 months, the trailing 12-month issuer-weighted default rate would be 3%. The ratings of Moody's Investors Service, Inc. (Moody's) represent this company's opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk.

5 The default rate is the rate of borrowers who fail to remain current on their loan payments.

6 Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Rating agencies assign letter designations, such as AAA, AA and so forth. The lower the rating, the higher the probability of default. Credit quality does not remove market risk and is subject to change.

7 The S&P 500 Index tracks the performance of 500 leading U.S. stocks and is widely considered representative of the U.S. equity market. Index returns assume reinvestment of all distributions and do not reflect any fees or expenses.

8 The Barclays Capital U.S. Aggregate Bond Index is an unmanaged index representing domestic taxable investment-grade bonds, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities with average maturities of one year or more.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

9 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

* Not held in the portfolio as of November 30, 2011.

10 "Yield" (or current yield) is the income generated by an investment divided by its current price.

11 One basis point equals 1/100 of a percentage point.

12 "Yield spread" refers to the excess yield various bond sectors offer over financial instruments with similar maturities. When spreads widen, yield differences are increasing between bonds in the two sectors being compared. When spreads narrow, the opposite is true.

Performance Summary November 30, 2011

Performance is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please visit www.dws-investments.com for the Fund's most recent month-end performance.

Fund specific data and performance are provided for informational purposes only and are not intended for trading purposes.
Average Annual Total Returns as of 11/30/11
DWS Multi-Market Income Trust	1-Year	3-Year	5-Year	10-Year
Based on Net Asset Value(a)	5.64%	24.62%	8.53%	11.44%
Based on Market Price(a)	7.65%	38.08%	8.54%	11.48%
Credit Suisse High Yield Index(b)	4.82%	24.25%	6.85%	8.82%
Morningstar Closed-End Multisector Bond Funds Category (based on Net Asset Value)(c)	1.70%	21.25%	5.03%	8.34%

(a) Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares traded during the period.

(b) The Credit Suisse High Yield Index is an unmanaged, unleveraged, trader-priced portfolio constructed to mirror the global high-yield debt market. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

(c) Morningstar's Closed-End Multisector Bond Funds category represents multisector-bond portfolios that seek income by diversifying their assets among several fixed-income sectors, usually U.S. government obligations, U.S. corporate bonds, foreign bonds, and high-yield U.S. debt securities. These portfolios typically hold 35% to 65% of bond assets in securities that are not rated or are rated by a major agency such as Standard & Poor's or Moody's at the level of BB (considered speculative for taxable bonds). Morningstar figures represent the average of the total returns based on net asset value reported by all of the closed-end funds designated by Morningstar, Inc. as falling into the Closed-End Multisector Bond Funds category. Category returns assume reinvestment of all distributions. It is not possible to invest directly in a Morningstar category.
Net Asset Value and Market Price
	As of 11/30/11	As of 11/30/10
Net Asset Value	$9.38	$9.75
Market Price	$9.98	$10.17

Prices and net asset value fluctuate and are not guaranteed.
Distribution Information
Twelve Months as of 11/30/11: Income Dividends	$.91
November Income Dividend	$.0770
Current Annualized Distribution Rate (based on Net Asset Value) as of 11/30/11+	9.85%
Current Annualized Distribution Rate (based on Market Price) as of 11/30/11+	9.26%

+ Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value/market price on November 30, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Distribution rates are historical, not guaranteed, and will fluctuate.
Morningstar Rankings — Closed-End Multisector Bond Funds Category as of 11/30/11
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	26	12
3-Year	7	of	22	29
5-Year	4	of	22	15
10-Year	2	of	12	10

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on net asset value total return with distributions reinvested.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Securities Lending Collateral)	11/30/11	11/30/10

Corporate Bonds	82%	80%
Government & Agency Obligations	13%	9%
Loan Participations and Assignments	4%	7%
Cash Equivalents	1%	3%
Preferred Securities	0%	1%
	100%	100%

Sector Diversification (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	11/30/11	11/30/10

Consumer Discretionary	15%	14%
Financials	13%	18%
Emerging-Market Sovereign Bonds	12%	9%
Materials	12%	12%
Telecommunication Services	12%	10%
Energy	10%	10%
Industrials	9%	8%
Health Care	5%	8%
Information Technology	4%	4%
Consumer Staples	4%	4%
Utilities	4%	3%
	100%	100%

Quality (Excludes Cash Equivalents and Securities Lending Collateral)	11/30/11	11/30/10

A	2%	1%
BBB	10%	8%
BB	31%	28%
B	44%	48%
Below B	11%	13%
Not Rated	2%	2%
	100%	100%

Asset allocation, sector diversification and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Credit quality measures a bond issuer's ability to repay interest and principal in a timely manner. Ratings are relative and subjective and are not absolute standards of quality. Credit quality does not remove market risk and is subject to change.
Interest Rate Sensitivity	11/30/11	11/30/10

Effective Maturity	8.0 years	9.0 years
Effective Duration	6.2 years	5.6 years

Effective maturity is the weighted average of the maturity date of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Interest rate sensitivity is subject to change.

For more complete details about the Fund's investment portfolio, see page 13. A Fact Sheet is available upon request. Please see the Additional Information section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings as of the month-end are posted on www.dws-investments.com on or about the last day of the following month. More frequent posting of portfolio holdings information may be made from time to time on www.dws-investments.com.

Investment Portfolio as of November 30, 2011
		Principal Amount ($) (a)	Value ($)

Corporate Bonds 114.1%
Consumer Discretionary 19.3%
AMC Entertainment, Inc.:
8.0%, 3/1/2014		355,000	343,462
8.75%, 6/1/2019		735,000	742,350
AMC Networks, Inc., 144A, 7.75%, 7/15/2021		130,000	137,475
American Achievement Corp., 144A, 10.875%, 4/15/2016		180,000	137,700
Asbury Automotive Group, Inc.:
7.625%, 3/15/2017		255,000	247,350
8.375%, 11/15/2020		300,000	297,000
AutoNation, Inc., 6.75%, 4/15/2018		1,440,000	1,494,000
Avis Budget Car Rental LLC:
8.25%, 1/15/2019		365,000	351,312
9.625%, 3/15/2018		160,000	161,200
Beazer Homes U.S.A., Inc., 9.125%, 6/15/2018		95,000	62,700
Bresnan Broadband Holdings LLC, 144A, 8.0%, 12/15/2018		695,000	703,687
Cablevision Systems Corp.:
7.75%, 4/15/2018		1,855,000	1,892,100
8.0%, 4/15/2020		85,000	86,275
Caesar's Entertainment Operating Co., Inc.:
10.0%, 12/15/2018		520,000	332,800
11.25%, 6/1/2017		1,745,000	1,814,800
12.75%, 4/15/2018		190,000	141,075
CCH II LLC, 13.5%, 11/30/2016		640,000	737,600
CCO Holdings LLC:
7.0%, 1/15/2019		165,000	166,031
7.25%, 10/30/2017		1,575,000	1,608,469
7.375%, 6/1/2020 (b)		85,000	86,275
7.875%, 4/30/2018		4,645,000	4,813,381
8.125%, 4/30/2020		95,000	100,225
Cequel Communications Holdings I LLC, 144A, 8.625%, 11/15/2017		2,075,000	2,111,312
Clear Channel Communications, Inc., 9.0%, 3/1/2021		100,000	82,500
Clear Channel Worldwide Holdings, Inc.:
Series A, 9.25%, 12/15/2017		115,000	120,463
Series B, 9.25%, 12/15/2017		175,000	184,188
Crown Media Holdings, Inc., 10.5%, 7/15/2019		215,000	225,750
Cumulus Media, Inc., 144A, 7.75%, 5/1/2019		95,000	82,175
DineEquity, Inc., 9.5%, 10/30/2018		415,000	429,525
DISH DBS Corp.:
6.625%, 10/1/2014		355,000	367,869
6.75%, 6/1/2021		110,000	107,250
7.125%, 2/1/2016		345,000	354,487
EH Holding Corp., 144A, 7.625%, 6/15/2021		335,000	329,138
Fontainebleau Las Vegas Holdings LLC, 144A, 11.0%, 6/15/2015*		290,000	181
Ford Motor Co., 7.45%, 7/16/2031		260,000	304,850
Gannett Co., Inc.:
6.375%, 9/1/2015		370,000	371,850
7.125%, 9/1/2018		370,000	357,050
9.375%, 11/15/2017		320,000	341,200
Great Canadian Gaming Corp., 144A, 7.25%, 2/15/2015		220,000	222,200
Hertz Corp.:
6.75%, 4/15/2019		905,000	877,850
7.5%, 10/15/2018		1,195,000	1,197,987
8.875%, 1/1/2014		89,000	89,668
Kabel BW Erste Beteiligungs GmbH, 144A, 7.5%, 3/15/2019		300,000	300,000
Lear Corp.:
7.875%, 3/15/2018		145,000	155,513
8.125%, 3/15/2020		150,000	162,000
Levi Strauss & Co., 7.625%, 5/15/2020		480,000	481,200
Limited Brands, Inc., 7.0%, 5/1/2020		230,000	245,525
Lions Gate Entertainment, Inc., 144A, 10.25%, 11/1/2016		390,000	389,025
Macy's Retail Holdings, Inc., 8.125%, 7/15/2015		60,000	69,214
Mediacom Broadband LLC, 8.5%, 10/15/2015		835,000	855,875
Mediacom LLC, 9.125%, 8/15/2019		530,000	552,525
MGM Resorts International:
7.5%, 6/1/2016		140,000	133,525
7.625%, 1/15/2017		390,000	368,550
9.0%, 3/15/2020		590,000	643,100
10.0%, 11/1/2016		160,000	165,600
10.375%, 5/15/2014		275,000	308,000
11.125%, 11/15/2017		345,000	385,969
Michaels Stores, Inc., 13.0% to 11/1/2016		95,000	100,700
National CineMedia LLC, 7.875%, 7/15/2021		360,000	356,850
Neiman Marcus Group, Inc., 10.375%, 10/15/2015		100,000	103,458
Norcraft Companies LP, 10.5%, 12/15/2015		620,000	558,000
Palace Entertainment Holdings LLC, 144A, 8.875%, 4/15/2017		285,000	278,588
Penske Automotive Group, Inc., 7.75%, 12/15/2016		985,000	999,775
PETCO Animal Supplies, Inc., 144A, 9.25%, 12/1/2018		225,000	237,938
PVH Corp., 7.375%, 5/15/2020		300,000	318,750
Regal Entertainment Group, 9.125%, 8/15/2018		250,000	261,250
Sabre Holdings Corp., 8.35%, 3/15/2016		220,000	171,600
Seminole Indian Tribe of Florida:
144A, 7.75%, 10/1/2017		330,000	339,900
144A, 7.804%, 10/1/2020		495,000	479,432
Sirius XM Radio, Inc., 144A, 8.75%, 4/1/2015		425,000	461,125
Sonic Automotive, Inc., Series B, 9.0%, 3/15/2018		350,000	364,875
Standard Pacific Corp.:
8.375%, 5/15/2018		375,000	350,625
10.75%, 9/15/2016		300,000	306,000
Toys "R" Us, Inc., 7.375%, 10/15/2018		330,000	292,875
Toys "R" Us-Delaware, Inc., 144A, 7.375%, 9/1/2016		260,000	257,400
Travelport LLC:
4.951%**, 9/1/2014		185,000	91,575
9.0%, 3/1/2016		50,000	28,563
UCI International, Inc., 8.625%, 2/15/2019		165,000	160,050
Unitymedia GmbH, 144A, 9.625%, 12/1/2019	EUR	610,000	838,099
Unitymedia Hessen GmbH & Co., KG, 144A, 8.125%, 12/1/2017		1,545,000	1,595,212
Univision Communications, Inc.:
144A, 6.875%, 5/15/2019		85,000	78,838
144A, 7.875%, 11/1/2020		185,000	174,825
144A, 8.5%, 5/15/2021		105,000	86,625
UPC Holding BV:
144A, 8.375%, 8/15/2020	EUR	715,000	888,689
144A, 9.75%, 4/15/2018	EUR	595,000	803,499
Valassis Communications, Inc., 6.625%, 2/1/2021		245,000	224,175
Videotron Ltd., 9.125%, 4/15/2018		310,000	340,225
Visant Corp., 10.0%, 10/1/2017		305,000	280,600
Visteon Corp., 144A, 6.75%, 4/15/2019		610,000	576,450
Wynn Las Vegas LLC:
7.75%, 8/15/2020		370,000	398,675
7.875%, 11/1/2017		950,000	1,028,375
Yonkers Racing Corp., 144A, 11.375%, 7/15/2016		240,000	243,000
			43,906,997
Consumer Staples 4.6%
Alliance One International, Inc., 10.0%, 7/15/2016		195,000	172,088
American Rock Salt Co., LLC, 144A, 8.25%, 5/1/2018		240,000	222,000
B&G Foods, Inc., 7.625%, 1/15/2018		340,000	353,175
Central Garden & Pet Co., 8.25%, 3/1/2018		280,000	271,600
Constellation Brands, Inc., 8.375%, 12/15/2014		810,000	899,100
Darling International, Inc., 8.5%, 12/15/2018		620,000	682,000
Del Monte Foods Co., 144A, 7.625%, 2/15/2019		745,000	666,775
Dole Food Co., Inc., 144A, 8.0%, 10/1/2016		225,000	231,750
FAGE Dairy Industry SA, 144A, 9.875%, 2/1/2020		330,000	284,625
NBTY, Inc., 9.0%, 10/1/2018		185,000	197,025
Rite Aid Corp.:
7.5%, 3/1/2017		25,000	24,500
8.0%, 8/15/2020		290,000	313,200
10.25%, 10/15/2019		160,000	172,800
Smithfield Foods, Inc.:
7.75%, 7/1/2017		940,000	1,018,725
10.0%, 7/15/2014		3,155,000	3,612,475
Stater Bros. Holdings, Inc., 7.375%, 11/15/2018		240,000	251,400
SUPERVALU, Inc., 8.0%, 5/1/2016 (c)		245,000	245,612
Tops Holding Corp., 10.125%, 10/15/2015		440,000	454,300
TreeHouse Foods, Inc., 7.75%, 3/1/2018		185,000	198,181
U.S. Foodservice, 144A, 8.5%, 6/30/2019		290,000	275,500
			10,546,831
Energy 14.3%
Allis-Chalmers Energy, Inc., 9.0%, 1/15/2014		184,000	182,160
Alpha Natural Resources, Inc., 6.0%, 6/1/2019		500,000	477,500
Arch Coal, Inc.:
144A, 7.0%, 6/15/2019		165,000	160,875
7.25%, 10/1/2020		150,000	147,000
144A, 7.25%, 6/15/2021		265,000	257,050
8.75%, 8/1/2016		720,000	786,600
Berry Petroleum Co.:
6.75%, 11/1/2020		330,000	328,350
10.25%, 6/1/2014		325,000	367,250
Bill Barrett Corp.:
7.625%, 10/1/2019		85,000	87,763
9.875%, 7/15/2016		280,000	306,600
BreitBurn Energy Partners LP, 8.625%, 10/15/2020		200,000	200,750
Brigham Exploration Co., 6.875%, 6/1/2019		107,000	116,630
Bristow Group, Inc., 7.5%, 9/15/2017		335,000	345,050
Chaparral Energy, Inc., 8.25%, 9/1/2021		285,000	280,725
Chesapeake Energy Corp.:
6.875%, 11/15/2020		190,000	199,500
7.25%, 12/15/2018		1,975,000	2,142,875
9.5%, 2/15/2015		3,540,000	3,982,500
Chesapeake Oilfield Operating LLC, 144A, 6.625%, 11/15/2019		315,000	310,669
CITGO Petroleum Corp., 144A, 11.5%, 7/1/2017		375,000	423,750
Cloud Peak Energy Resources LLC:
8.25%, 12/15/2017		165,000	174,075
8.5%, 12/15/2019		165,000	176,550
CONSOL Energy, Inc.:
144A, 6.375%, 3/1/2021		125,000	123,125
8.0%, 4/1/2017		830,000	883,950
8.25%, 4/1/2020		470,000	505,250
Continental Resources, Inc.:
7.125%, 4/1/2021		230,000	248,400
7.375%, 10/1/2020		245,000	265,212
8.25%, 10/1/2019		110,000	121,550
Crestwood Midstream Partners LP, 144A, 7.75%, 4/1/2019		1,290,000	1,264,200
Crosstex Energy LP, 8.875%, 2/15/2018		425,000	452,625
Dresser-Rand Group, Inc., 144A, 6.5%, 5/1/2021		585,000	574,762
Eagle Rock Energy Partners LP, 144A, 8.375%, 6/1/2019		390,000	386,100
El Paso Corp., 7.25%, 6/1/2018		405,000	439,335
Energy Transfer Equity LP, 7.5%, 10/15/2020		280,000	289,800
Frontier Oil Corp.:
6.875%, 11/15/2018		270,000	270,000
8.5%, 9/15/2016		140,000	146,650
Genesis Energy LP, 7.875%, 12/15/2018		335,000	326,625
Global Geophysical Services, Inc., 10.5%, 5/1/2017		475,000	456,000
Harvest Operations Corp., 144A, 6.875%, 10/1/2017		180,000	180,000
Holly Energy Partners LP, 8.25%, 3/15/2018		410,000	426,400
HollyFrontier Corp., 9.875%, 6/15/2017		620,000	680,450
Inergy LP:
6.875%, 8/1/2021		110,000	104,500
7.0%, 10/1/2018		460,000	450,800
Kodiak Oil & Gas Corp., 144A, 8.125%, 12/1/2019		245,000	248,675
Linn Energy LLC:
144A, 6.5%, 5/15/2019		425,000	403,750
7.75%, 2/1/2021		465,000	465,000
MEG Energy Corp., 144A, 6.5%, 3/15/2021		325,000	326,625
Newfield Exploration Co.:
5.75%, 1/30/2022		615,000	648,056
7.125%, 5/15/2018		955,000	1,002,750
Oasis Petroleum, Inc.:
6.5%, 11/1/2021		240,000	233,400
144A, 7.25%, 2/1/2019		370,000	377,400
Offshore Group Investments Ltd., 11.5%, 8/1/2015		25,000	26,813
Peabody Energy Corp.:
144A, 6.0%, 11/15/2018		200,000	199,750
144A, 6.25%, 11/15/2021		230,000	231,725
Plains Exploration & Production Co.:
6.75%, 2/1/2022		605,000	617,100
7.625%, 6/1/2018		465,000	488,250
Quicksilver Resources, Inc., 11.75%, 1/1/2016		565,000	635,625
Range Resources Corp., 6.75%, 8/1/2020		140,000	153,300
Regency Energy Partners LP:
6.875%, 12/1/2018		275,000	287,375
9.375%, 6/1/2016		650,000	711,750
Sabine Pass LNG LP, 7.5%, 11/30/2016		145,000	143,731
SandRidge Energy, Inc.:
7.5%, 3/15/2021		410,000	375,150
144A, 8.0%, 6/1/2018		365,000	350,400
SESI LLC:
144A, 6.375%, 5/1/2019		335,000	335,000
144A, 7.125%, 12/15/2021 (b)		1,050,000	1,068,375
Stone Energy Corp.:
6.75%, 12/15/2014		525,000	522,375
8.625%, 2/1/2017		390,000	395,850
Swift Energy Co., 144A, 7.875%, 3/1/2022		625,000	612,500
Venoco, Inc., 8.875%, 2/15/2019		410,000	366,950
WPX Energy, Inc.:
144A, 5.25%, 1/15/2017		670,000	658,275
144A, 6.0%, 1/15/2022		490,000	481,425
Xinergy Corp., 144A, 9.25%, 5/15/2019		240,000	205,800
			32,623,131
Financials 16.7%
Abengoa Finance SAU, 144A, 8.875%, 11/1/2017		510,000	487,050
Akbank TAS, 144A, 5.125%, 7/22/2015		480,000	460,320
Algoma Acquisition Corp., 144A, 9.875%, 6/15/2015		345,000	279,450
Ally Financial, Inc.:
6.25%, 12/1/2017		740,000	679,976
8.0%, 3/15/2020		870,000	858,038
8.3%, 2/12/2015		280,000	283,500
Antero Resources Finance Corp.:
144A, 7.25%, 8/1/2019		415,000	415,000
9.375%, 12/1/2017		560,000	590,800
Ashton Woods U.S.A. LLC, 144A, Step-up Coupon, 0% to 6/30/2012, 11.0% to 6/30/2015		325,000	222,625
AWAS Aviation Capital Ltd., 144A, 7.0%, 10/17/2016		718,680	718,680
Calpine Construction Finance Co., LP, 144A, 8.0%, 6/1/2016		420,000	446,250
Case New Holland, Inc.:
7.75%, 9/1/2013		1,110,000	1,165,500
7.875%, 12/1/2017		830,000	908,850
CIT Group, Inc.:
Series C, 144A, 5.25%, 4/1/2014		2,225,000	2,180,500
7.0%, 5/1/2015		700	700
144A, 7.0%, 5/4/2015		409,000	406,444
144A, 7.0%, 5/2/2017		1,370,000	1,349,450
DPL, Inc., 144A, 6.5%, 10/15/2016		1,885,000	1,955,687
DuPont Fabros Technology LP, (REIT), 8.5%, 12/15/2017		495,000	522,225
E*TRADE Financial Corp.:
6.75%, 6/1/2016		410,000	399,750
12.5%, 11/30/2017 (PIK)		963,000	1,088,190
Felcor Lodging LP, (REIT), 6.75%, 6/1/2019		290,000	269,700
Fibria Overseas Finance Ltd.:
144A, 6.75%, 3/3/2021		160,000	149,200
144A, 7.5%, 5/4/2020		293,000	287,140
Ford Motor Credit Co., LLC:
5.0%, 5/15/2018		585,000	575,192
5.875%, 8/2/2021		430,000	439,657
6.625%, 8/15/2017		465,000	498,814
8.125%, 1/15/2020		1,410,000	1,642,424
Fresenius Medical Care U.S. Finance, Inc.:
144A, 5.75%, 2/15/2021		255,000	249,900
144A, 6.5%, 9/15/2018		170,000	176,375
Fresenius U.S. Finance II, Inc., 144A, 9.0%, 7/15/2015		300,000	333,750
Hellas Telecommunications Finance SCA, 144A, 8.985%**, 7/15/2015 (PIK)*	EUR	278,431	224
Hexion U.S. Finance Corp., 8.875%, 2/1/2018		2,260,000	2,039,650
International Lease Finance Corp.:
5.75%, 5/15/2016		155,000	140,312
6.25%, 5/15/2019		390,000	346,825
8.625%, 9/15/2015		300,000	299,250
8.75%, 3/15/2017		1,365,000	1,375,237
Kinder Morgan Finance Co., LLC, 144A, 6.0%, 1/15/2018		610,000	622,200
Kinder Morgan Finance Co., ULC, 5.7%, 1/5/2016		910,000	923,650
Level 3 Escrow, Inc., 144A, 8.125%, 7/1/2019		290,000	274,050
MPT Operating Partnership LP, (REIT), 6.875%, 5/1/2021		415,000	410,850
National Money Mart Co., 10.375%, 12/15/2016		450,000	478,125
Navios Maritime Acquisition Corp., 8.625%, 11/1/2017		100,000	76,000
Nielsen Finance LLC, 11.5%, 5/1/2016		71,000	80,940
NII Capital Corp., 7.625%, 4/1/2021		235,000	238,525
Nuveen Investments, Inc.:
10.5%, 11/15/2015		425,000	405,875
144A, 10.5%, 11/15/2015		365,000	344,925
OMEGA Healthcare Investors, Inc., (REIT), 6.75%, 10/15/2022		80,000	78,800
Pinnacle Foods Finance LLC:
8.25%, 9/1/2017		700,000	712,250
9.25%, 4/1/2015		785,000	802,663
Reynolds Group Issuer, Inc.:
144A, 6.875%, 2/15/2021		760,000	725,800
144A, 7.125%, 4/15/2019		1,355,000	1,324,512
144A, 8.25%, 2/15/2021		155,000	131,750
144A, 8.75%, 10/15/2016		620,000	640,150
144A, 9.0%, 4/15/2019		165,000	148,500
144A, 9.25%, 5/15/2018		100,000	91,000
Susser Holdings LLC, 8.5%, 5/15/2016		215,000	230,588
Tomkins LLC, 9.0%, 10/1/2018		135,000	145,800
Toys "R" Us Property Co. I, LLC, 10.75%, 7/15/2017		360,000	387,900
UPCB Finance III Ltd., 144A, 6.625%, 7/1/2020		255,000	243,525
UPCB Finance V Ltd., 144A, 7.25%, 11/15/2021		320,000	312,000
Virgin Media Finance PLC, Series 1, 9.5%, 8/15/2016		1,870,000	2,047,650
Virgin Media Secured Finance PLC, 6.5%, 1/15/2018		1,645,000	1,735,475
Wind Acquisition Finance SA, 144A, 7.25%, 2/15/2018		200,000	174,500
			38,030,638
Health Care 6.8%
Aviv Healthcare Properties LP, 7.75%, 2/15/2019		325,000	307,125
Community Health Systems, Inc., 8.875%, 7/15/2015		370,000	380,175
Endo Pharmaceuticals Holdings, Inc.:
144A, 7.25%, 1/15/2022		150,000	154,126
HCA Holdings, Inc., 7.75%, 5/15/2021		805,000	790,912
HCA, Inc.:
6.5%, 2/15/2020		2,865,000	2,850,675
7.5%, 2/15/2022		1,245,000	1,226,325
7.875%, 2/15/2020		3,805,000	4,004,762
8.5%, 4/15/2019		270,000	291,600
9.875%, 2/15/2017		328,000	354,240
Mylan, Inc.:
144A, 7.625%, 7/15/2017		1,945,000	2,066,562
144A, 7.875%, 7/15/2020		190,000	202,350
STHI Holding Corp., 144A, 8.0%, 3/15/2018		240,000	243,000
Tenet Healthcare Corp., 144A, 6.25%, 11/1/2018		1,905,000	1,876,424
Vanguard Health Holding Co. II, LLC, 8.0%, 2/1/2018		320,000	304,000
Warner Chilcott Co., LLC, 7.75%, 9/15/2018		545,000	532,738
			15,585,014
Industrials 10.6%
Accuride Corp., 9.5%, 8/1/2018		270,000	254,138
Actuant Corp., 6.875%, 6/15/2017		180,000	181,800
Aguila 3 SA, 144A, 7.875%, 1/31/2018		435,000	413,250
ARAMARK Corp., 8.5%, 2/1/2015		525,000	538,125
ARAMARK Holdings Corp., 144A, 8.625%, 5/1/2016 (PIK)		75,000	76,125
Armored Autogroup, Inc., 144A, 9.25%, 11/1/2018		400,000	320,000
B-Corp Merger Sub, Inc., 144A, 8.25%, 6/1/2019		240,000	218,400
BE Aerospace, Inc.:
6.875%, 10/1/2020		275,000	294,250
8.5%, 7/1/2018		830,000	896,400
Belden, Inc.:
7.0%, 3/15/2017		185,000	184,075
9.25%, 6/15/2019		425,000	446,250
Boart Longyear Management Pty Ltd., 144A, 7.0%, 4/1/2021		270,000	267,300
Bombardier, Inc., 144A, 7.75%, 3/15/2020		1,700,000	1,819,000
Briggs & Stratton Corp., 6.875%, 12/15/2020		275,000	277,750
Casella Waste Systems, Inc., 7.75%, 2/15/2019		785,000	763,413
Cenveo Corp.:
8.875%, 2/1/2018		1,005,000	856,762
144A, 10.5%, 8/15/2016		240,000	202,800
CHC Helicopter SA, 144A, 9.25%, 10/15/2020		645,000	554,700
Congoleum Corp., 9.0%, 12/31/2017 (PIK)		137,519	82,511
Corrections Corp. of America, 7.75%, 6/1/2017		475,000	515,375
Delta Air Lines, Inc., 144A, 9.5%, 9/15/2014		103,000	105,060
Deluxe Corp., 144A, 7.0%, 3/15/2019		250,000	247,813
Ducommun, Inc., 144A, 9.75%, 7/15/2018		250,000	257,500
DynCorp International, Inc., 10.375%, 7/1/2017		635,000	552,450
Esterline Technologies Corp., 7.0%, 8/1/2020		400,000	414,000
Florida East Coast Railway Corp., 8.125%, 2/1/2017		155,000	154,419
FTI Consulting, Inc., 6.75%, 10/1/2020		1,095,000	1,104,581
Garda World Security Corp., 144A, 9.75%, 3/15/2017		235,000	235,000
H&E Equipment Services, Inc., 8.375%, 7/15/2016		845,000	857,675
Heckler & Koch GmbH, 144A, 9.5%, 5/15/2018	EUR	320,000	266,590
Huntington Ingalls Industries, Inc.:
144A, 6.875%, 3/15/2018		250,000	245,000
144A, 7.125%, 3/15/2021		85,000	83,300
Interline Brands, Inc., 7.0%, 11/15/2018		395,000	406,850
Kansas City Southern de Mexico SA de CV, 8.0%, 2/1/2018		850,000	926,500
Kansas City Southern Railway Co., 8.0%, 6/1/2015		455,000	484,006
Meritor, Inc.:
8.125%, 9/15/2015		205,000	181,425
10.625%, 3/15/2018		225,000	212,906
Navios Maritime Holdings, Inc., 8.125%, 2/15/2019		530,000	408,100
Navios South American Logistics, Inc., 144A, 9.25%, 4/15/2019		205,000	178,606
Nortek, Inc., 144A, 8.5%, 4/15/2021		510,000	419,475
Oshkosh Corp.:
8.25%, 3/1/2017		95,000	95,713
8.5%, 3/1/2020		185,000	185,925
Ply Gem Industries, Inc., 13.125%, 7/15/2014		355,000	337,250
RailAmerica, Inc., 9.25%, 7/1/2017		264,000	287,760
RBS Global, Inc. & Rexnord Corp.:
8.5%, 5/1/2018		885,000	907,125
11.75%, 8/1/2016 (c)		130,000	135,200
Rearden G Holdings EINS GmbH, 144A, 7.875%, 3/30/2020		170,000	170,000
Sitel LLC, 11.5%, 4/1/2018		350,000	273,000
Spirit AeroSystems, Inc.:
6.75%, 12/15/2020		330,000	337,425
7.5%, 10/1/2017		230,000	244,375
SPX Corp., 6.875%, 9/1/2017		250,000	262,500
The Geo Group, Inc., 7.75%, 10/15/2017		795,000	836,738
Titan International, Inc., 7.875%, 10/1/2017		1,230,000	1,277,662
TransDigm, Inc., 7.75%, 12/15/2018		500,000	515,000
Triumph Group, Inc.:
8.0%, 11/15/2017		80,000	85,200
8.625%, 7/15/2018		565,000	615,850
Tutor Perini Corp., 7.625%, 11/1/2018		435,000	402,375
United Rentals North America, Inc., 10.875%, 6/15/2016		340,000	377,400
			24,250,178
Information Technology 5.3%
Allen Systems Group, Inc., 144A, 10.5%, 11/15/2016		140,000	119,350
Amkor Technology, Inc.:
6.625%, 6/1/2021		105,000	96,863
7.375%, 5/1/2018		460,000	457,700
Aspect Software, Inc., 10.625%, 5/15/2017		460,000	466,900
Avaya, Inc., 144A, 7.0%, 4/1/2019		1,150,000	1,029,250
CDW LLC:
144A, 8.5%, 4/1/2019		415,000	390,100
11.0%, 10/12/2015		36,000	36,000
CommScope, Inc., 144A, 8.25%, 1/15/2019		665,000	641,725
eAccess Ltd., 144A, 8.25%, 4/1/2018		235,000	222,075
Equinix, Inc.:
7.0%, 7/15/2021		335,000	345,469
8.125%, 3/1/2018		1,100,000	1,171,500
Fidelity National Information Services, Inc., 7.625%, 7/15/2017		135,000	143,100
First Data Corp.:
144A, 7.375%, 6/15/2019		245,000	230,300
144A, 8.25%, 1/15/2021		290,000	250,850
144A, 8.875%, 8/15/2020		635,000	635,000
Freescale Semiconductor, Inc., 144A, 9.25%, 4/15/2018		1,520,000	1,584,600
Jabil Circuit, Inc.:
5.625%, 12/15/2020		400,000	401,000
7.75%, 7/15/2016		135,000	149,513
MasTec, Inc., 7.625%, 2/1/2017		430,000	447,737
MEMC Electronic Materials, Inc., 7.75%, 4/1/2019		330,000	259,050
Sanmina-SCI Corp., 144A, 7.0%, 5/15/2019		175,000	162,750
Seagate HDD Cayman, 144A, 7.0%, 11/1/2021		415,000	415,000
Sensata Technologies BV, 144A, 6.5%, 5/15/2019		420,000	407,400
SunGard Data Systems, Inc.:
10.25%, 8/15/2015		1,355,000	1,395,650
10.625%, 5/15/2015		400,000	422,000
Unisys Corp., 144A, 12.75%, 10/15/2014		185,000	209,281
			12,090,163
Materials 16.0%
Aleris International, Inc., 7.625%, 2/15/2018		155,000	148,800
APERAM:
144A, 7.375%, 4/1/2016		305,000	266,875
144A, 7.75%, 4/1/2018		365,000	312,075
Appleton Papers, Inc., 11.25%, 12/15/2015		106,000	95,400
Ball Corp.:
7.125%, 9/1/2016		1,420,000	1,533,600
7.375%, 9/1/2019		170,000	184,450
Berry Plastics Corp.:
5.153%**, 2/15/2015		1,965,000	1,925,700
8.25%, 11/15/2015		745,000	789,700
9.5%, 5/15/2018		235,000	224,719
9.75%, 1/15/2021		305,000	291,275
Beverage Packaging Holdings Luxembourg II SA, 144A, 8.0%, 12/15/2016	EUR	160,000	174,143
Boise Paper Holdings LLC, 8.0%, 4/1/2020		215,000	226,288
BWAY Parent Co., Inc., 10.125%, 11/1/2015 (PIK)		166,994	160,314
Celanese U.S. Holdings LLC, 6.625%, 10/15/2018		260,000	271,700
China Lumena New Materials Corp., 144A, 12.0%, 10/27/2014		635,000	534,987
Clearwater Paper Corp., 7.125%, 11/1/2018		515,000	533,025
Clondalkin Acquisition BV, 144A, 2.347%**, 12/15/2013		1,795,000	1,687,300
Compass Minerals International, Inc., 8.0%, 6/1/2019		325,000	342,875
Crown Americas LLC:
6.25%, 2/1/2021		70,000	72,625
7.625%, 5/15/2017		1,590,000	1,737,075
Essar Steel Algoma, Inc., 144A, 9.375%, 3/15/2015		1,770,000	1,677,075
Exopack Holding Corp., 144A, 10.0%, 6/1/2018		335,000	331,650
FMG Resources (August 2006) Pty Ltd.:
144A, 7.0%, 11/1/2015		180,000	174,150
144A, 8.25%, 11/1/2019		825,000	809,531
GEO Specialty Chemicals, Inc.:
144A, 7.5%, 3/31/2015 (PIK)		428,424	368,873
10.0%, 3/31/2015		421,120	391,220
Georgia-Pacific LLC, 144A, 5.4%, 11/1/2020		1,665,000	1,790,325
Graphic Packaging International, Inc.:
7.875%, 10/1/2018		90,000	95,850
9.5%, 6/15/2017		765,000	833,850
Greif, Inc., 7.75%, 8/1/2019		870,000	926,550
Hexcel Corp., 6.75%, 2/1/2015		405,000	410,569
Huntsman International LLC:
8.625%, 3/15/2020		455,000	461,825
8.625%, 3/15/2021		185,000	187,775
Ineos Finance PLC, 144A, 9.0%, 5/15/2015		195,000	196,463
JMC Steel Group, 144A, 8.25%, 3/15/2018		240,000	225,600
Koppers, Inc., 7.875%, 12/1/2019		490,000	505,925
Longview Fibre Paper & Packaging, Inc., 144A, 8.0%, 6/1/2016		245,000	246,225
Lyondell Chemical Co., 8.0%, 11/1/2017		206,000	223,510
LyondellBasell Industries NV, 144A, 6.0%, 11/15/2021		155,000	158,100
Momentive Performance Materials, Inc.:
9.0%, 1/15/2021		610,000	434,625
9.5%, 1/15/2021	EUR	255,000	243,277
Nalco Co., 144A, 6.625%, 1/15/2019		330,000	368,775
NewMarket Corp., 7.125%, 12/15/2016		495,000	508,612
Novelis, Inc.:
8.375%, 12/15/2017		1,190,000	1,237,600
8.75%, 12/15/2020		685,000	722,675
OI European Group BV, 144A, 6.75%, 9/15/2020	EUR	255,000	334,077
Owens-Brockway Glass Container, Inc., 7.375%, 5/15/2016		2,030,000	2,192,400
Packaging Dynamics Corp., 144A, 8.75%, 2/1/2016		370,000	366,300
Phibro Animal Health Corp., 144A, 9.25%, 7/1/2018		50,000	43,875
Polymer Group, Inc., 144A, 7.75%, 2/1/2019		415,000	420,188
Quadra FNX Mining Ltd., 144A, 7.75%, 6/15/2019		900,000	879,750
Rain CII Carbon LLC, 144A, 8.0%, 12/1/2018		370,000	365,838
Sealed Air Corp., 7.875%, 6/15/2017		2,360,000	2,467,253
Silgan Holdings, Inc., 7.25%, 8/15/2016		845,000	899,925
Solo Cup Co., 10.5%, 11/1/2013		1,270,000	1,282,700
SunCoke Energy, Inc., 144A, 7.625%, 8/1/2019		250,000	245,000
United States Steel Corp., 7.375%, 4/1/2020		595,000	565,994
Verso Paper Holdings LLC, 8.75%, 2/1/2019		90,000	58,500
Viskase Companies, Inc., 144A, 9.875%, 1/15/2018		545,000	543,637
Vulcan Materials Co., 6.5%, 12/1/2016		845,000	817,537
Wolverine Tube, Inc., 6.0%, 6/28/2014 (PIK)		62,935	56,824
			36,583,354
Telecommunication Services 15.3%
CC Holdings GS V, LLC, 144A, 7.75%, 5/1/2017		1,015,000	1,093,662
Cincinnati Bell, Inc.:
8.25%, 10/15/2017		1,680,000	1,629,600
8.375%, 10/15/2020		1,360,000	1,322,600
8.75%, 3/15/2018		1,185,000	1,054,650
CPI International, Inc., 8.0%, 2/15/2018		180,000	153,450
Cricket Communications, Inc.:
7.75%, 5/15/2016		1,825,000	1,820,437
7.75%, 10/15/2020		2,415,000	1,895,775
10.0%, 7/15/2015		495,000	493,144
Crown Castle International Corp.:
7.125%, 11/1/2019		325,000	348,562
9.0%, 1/15/2015		560,000	609,000
Digicel Group Ltd., 144A, 10.5%, 4/15/2018		320,000	318,400
Digicel Ltd., 144A, 8.25%, 9/1/2017		2,015,000	1,984,775
ERC Ireland Preferred Equity Ltd., 144A, 8.462%**, 2/15/2017 (PIK)	EUR	275,090	2,772
Frontier Communications Corp.:
6.25%, 1/15/2013		224,000	227,360
7.875%, 4/15/2015		85,000	84,363
8.25%, 4/15/2017		500,000	486,875
8.5%, 4/15/2020		665,000	631,750
8.75%, 4/15/2022		85,000	79,475
Intelsat Jackson Holdings SA:
144A, 7.25%, 10/15/2020		920,000	876,300
144A, 7.5%, 4/1/2021		1,220,000	1,159,000
8.5%, 11/1/2019		835,000	851,700
11.25%, 6/15/2016		455,000	473,200
Intelsat Luxembourg SA:
11.25%, 2/4/2017		1,365,000	1,255,800
11.5%, 2/4/2017 (PIK)		2,325,468	2,133,617
144A, 11.5%, 2/4/2017 (PIK)		630,000	578,025
iPCS, Inc., 2.554%**, 5/1/2013		115,000	104,650
MetroPCS Wireless, Inc.:
6.625%, 11/15/2020		810,000	706,725
7.875%, 9/1/2018		580,000	559,700
Nextel Communications, Inc., Series E, 6.875%, 10/31/2013		1,990,000	1,940,250
Pacnet Ltd., 144A, 9.25%, 11/9/2015		200,000	176,000
Qwest Communications International, Inc.:
7.125%, 4/1/2018		3,380,000	3,456,050
8.0%, 10/1/2015		360,000	384,300
Qwest Corp., 8.375%, 5/1/2016		90,000	102,038
SBA Telecommunications, Inc.:
8.0%, 8/15/2016		115,000	123,050
8.25%, 8/15/2019		150,000	161,438
Sprint Nextel Corp., 144A, 9.0%, 11/15/2018		1,120,000	1,128,400
Syniverse Holdings, Inc., 9.125%, 1/15/2019		90,000	92,250
Telesat Canada, 11.0%, 11/1/2015		1,230,000	1,313,025
West Corp.:
7.875%, 1/15/2019		190,000	190,000
8.625%, 10/1/2018		50,000	49,875
Windstream Corp.:
7.0%, 3/15/2019		340,000	329,800
7.5%, 4/1/2023		465,000	437,100
7.75%, 10/15/2020		250,000	243,750
7.875%, 11/1/2017		1,155,000	1,206,975
8.125%, 9/1/2018		535,000	545,700
			34,815,368
Utilities 5.2%
AES Corp.:
7.75%, 10/15/2015		1,525,000	1,627,937
8.0%, 10/15/2017		255,000	274,125
8.0%, 6/1/2020		375,000	405,469
Calpine Corp.:
144A, 7.5%, 2/15/2021		640,000	652,800
144A, 7.875%, 7/31/2020		745,000	772,937
Centrais Eletricas Brasileiras SA, 144A, 6.875%, 7/30/2019		2,545,000	2,875,850
Edison Mission Energy, 7.0%, 5/15/2017		1,105,000	693,388
Energy Future Holdings Corp., Series Q, 6.5%, 11/15/2024		805,000	322,000
Energy Future Intermediate Holding Co., LLC, 10.0%, 12/1/2020		100,000	103,000
Ferrellgas LP, 6.5%, 5/1/2021		160,000	137,200
Florida Gas Transmission Co., 144A, 7.9%, 5/15/2019		785,000	993,715
IPALCO Enterprises, Inc.:
144A, 5.0%, 5/1/2018		975,000	926,453
144A, 7.25%, 4/1/2016		185,000	194,250
NRG Energy, Inc.:
7.375%, 1/15/2017		1,145,000	1,190,800
7.625%, 1/15/2018		285,000	280,725
8.25%, 9/1/2020		285,000	280,725
Suburban Propane Partners LP, 7.375%, 3/15/2020		120,000	123,900
Texas Competitive Electric Holdings Co., LLC, Series A, 10.25%, 11/1/2015		195,000	72,150
			11,927,424
Total Corporate Bonds (Cost $260,918,008)			260,359,098

Commercial Mortgage-Backed Security 0.4%
Citigroup Commercial Mortgage Trust, "AMP3", Series 2006-C5, 144A, 5.684%**, 10/15/2049 (Cost $993,656)		1,051,488	975,998

Government & Agency Obligations 17.4%
Other Government Related (d) 0.3%
Pemex Project Funding Master Trust, 5.75%, 3/1/2018		770,000	841,225
Sovereign Bonds 17.1%
Democratic Socialist Republic of Sri Lanka, 144A, 7.4%, 1/22/2015		565,000	596,781
Dominican Republic, 144A, 7.5%, 5/6/2021		3,300,000	3,300,000
Federative Republic of Brazil, 12.5%, 1/5/2016	BRL	2,070,000	1,347,872
Republic of Argentina-Inflation Linked Bond, 5.83%, 12/31/2033	ARS	795	183
Republic of Croatia, 144A, 6.375%, 3/24/2021		3,560,000	3,115,000
Republic of El Salvador, 144A, 7.65%, 6/15/2035 (c)		1,235,000	1,259,700
Republic of Ghana, 144A, 8.5%, 10/4/2017		175,000	193,813
Republic of Lithuania:
144A, 5.125%, 9/14/2017		1,395,000	1,339,200
144A, 7.375%, 2/11/2020		1,450,000	1,537,000
Republic of Panama, 9.375%, 1/16/2023		2,610,000	3,601,800
Republic of Poland:
5.125%, 4/21/2021		3,710,000	3,672,900
6.375%, 7/15/2019		2,550,000	2,760,375
Republic of Serbia, 144A, 7.25%, 9/28/2021		1,740,000	1,670,400
Republic of South Africa, 6.875%, 5/27/2019		185,000	218,300
Republic of Uruguay:
7.875%, 1/15/2033 (PIK)		685,000	924,065
9.25%, 5/17/2017		1,825,000	2,358,813
Republic of Venezuela, 9.25%, 9/15/2027 (c)		1,090,000	765,725
Russian Federation:
144A, 5.0%, 4/29/2020		8,005,000	8,273,167
REG S, 7.5%, 3/31/2030		1,749,930	2,051,793
			38,986,887
Total Government & Agency Obligations (Cost $38,160,058)			39,828,112

Loan Participations and Assignments 5.7%
Senior Loans** 4.7%
Buffets, Inc., Letter of Credit, First Lien, 9.619%, 4/22/2015		48,546	21,360
Charter Communications Operating LLC, New Term Loan, 7.25%, 3/6/2014		26,457	26,452
Clear Channel Communication, Inc., Term Loan B, 3.91%, 1/28/2016		378,342	283,361
Del Monte Foods Co., Term Loan, 4.5%, 3/8/2018		1,466,325	1,392,642
Dunkin Brands, Inc., Term Loan B2, 4.0%, 11/23/2017		516,107	509,562
PETCO Animal Supplies, Inc., Term Loan, 4.5%, 11/24/2017		594,000	578,966
Roundy's Supermarkets, Inc., Second Lien Term Loan, 10.0%, 4/18/2016		495,000	487,986
Sealed Air Corp., Term Loan B, 4.75%, 10/3/2018		602,375	608,652
Syniverse Technologies, Inc., Term Loan B, 5.25%, 12/21/2017		367,225	367,317
Telesat Canada:
Term Loan I, 3.26%, 10/31/2014		1,384,811	1,357,461
Term Loan II, 3.26%, 10/31/2014		118,954	116,605
Tomkins LLC, Term Loan B, 4.25%, 9/29/2016		4,182,432	4,158,049
TowerCo Finance LLC, Term Loan B, 5.25%, 2/2/2017		497,500	498,537
Tribune Co., Term Loan B, LIBOR plus 3.0%, 6/4/2014*		404,875	249,873
			10,656,823
Sovereign Loans 1.0%
Bank of Moscow, 144A, 6.699%, 3/11/2015		1,385,000	1,364,225
VTB Bank OJSC, 144A, 6.315%, 2/22/2018		985,000	935,608
			2,299,833
Total Loan Participations and Assignments (Cost $13,283,144)			12,956,656

Convertible Bonds 0.2%
Consumer Discretionary
Group 1 Automotive, Inc., 144A, 3.0%, 3/15/2020		235,000	335,169
Sonic Automotive, Inc., 5.0%, 10/1/2029		100,000	131,750
Total Convertible Bonds (Cost $335,250)			466,919

Preferred Security 0.2%
Materials
Hercules, Inc., 6.5%, 6/30/2029 (Cost $440,993)		675,000	513,000

	Units	Value ($)

Other Investments 0.0%
Consumer Discretionary
AOT Bedding Super Holdings LLC* (Cost $15,000)	15	15,000

	Shares	Value ($)

Common Stocks 0.1%
Consumer Discretionary 0.0%
Buffets Restaurants Holdings, Inc.*	8,911	22,278
Postmedia Network Canada Corp.*	5,121	43,932
Trump Entertainment Resorts, Inc.*	32	583
Vertis Holdings, Inc.	294	932
		67,725
Industrials 0.0%
Congoleum Corp.*	7,900	0
Quad Graphics, Inc.	86	1,378
		1,378
Materials 0.1%
GEO Specialty Chemicals, Inc.*	7,125	6,056
GEO Specialty Chemicals, Inc. 144A*	649	552
Wolverine Tube, Inc.*	2,790	69,750
		76,358
Total Common Stocks (Cost $224,272)		145,461

Warrants 0.0%
Consumer Discretionary 0.0%
Reader's Digest Association, Inc., Expiration Date 2/19/2014*	589	100
Materials 0.0%
Hercules Trust II, Expiration Date 3/31/2029*	400	4,106
Total Warrants (Cost $87,876)		4,206

Securities Lending Collateral 1.0%
Daily Assets Fund Institutional, 0.20% (e) (f) (Cost $2,341,835)	2,341,835	2,341,835

Cash Equivalents 0.7%
Central Cash Management Fund, 0.13% (e) (Cost $1,495,709)	1,495,709	1,495,709

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $318,295,801)+	139.8	319,101,994
Other Assets and Liabilities, Net	3.2	7,488,276
Notes Payable	(43.0)	(98,247,303)
Net Assets	100.0	228,342,967

The following table represents bonds and senior loans that are in default:
Securities	Coupon	Maturity Date	Principal Amount ($)		Acquisition Cost ($)	Value ($)
Fontainebleau Las Vegas Holdings LLC*	11.0%	6/15/2015	290,000	USD	292,813	181
Hellas Telecommunications Finance SCA*	8.985%	7/15/2015	278,431	EUR	79,885	224
Tribune Co.*	LIBOR plus 3.0%	6/4/2014	404,875	USD	404,622	249,873
					777,320	250,278

* Non-income producing security. In the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.

** Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury bill rate. These securities are shown at their current rate as of November 30, 2011.

+ The cost for federal income tax purposes was $319,171,018. At November 30, 2011, net unrealized depreciation for all securities based on tax cost was $69,024. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $9,791,941 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $9,860,965.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued security.

(c) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at November 30, 2011 amounted to $2,246,262, which is 1.0% of net assets.

(d) Government-backed debt issued by financial companies or government sponsored enterprises.

(e) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

LIBOR: London Interbank Offered Rate

PIK: Denotes that all or a portion of the income is paid in-kind in the form of additional principle.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

REIT: Real Estate Investment Trust

At November 30, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (g)		Fixed Cash Flows Received	Underlying Debt Obligation/ Quality Rating (h)	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
6/21/2010 9/20/2013	1,285,000	1	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	68,306	(6,395)	74,701
6/21/2010 9/20/2015	1,555,000	2	5.0%	Ford Motor Co., 6.5%, 8/1/2018, BB	80,529	(35,560)	116,089
Total unrealized appreciation							190,790

(g) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

(h) The quality ratings represent the lower of Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings and are unaudited.

Counterparties:

1 The Goldman Sachs & Co.

2 Bank of America

As of November 30, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Apreciation ($)	Counterparty
USD	121,103	EUR	90,400	12/22/2011	396	JPMorgan Chase Securities, Inc.
EUR	2,764,400	USD	3,738,508	12/22/2011	23,113	JPMorgan Chase Securities, Inc.
Total unrealized appreciation					23,509

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	83,135	EUR	61,670	12/22/2011	(249)	Citigroup, Inc.

Currency Abbreviations
ARS Argentine Peso BRL Brazilian Real EUR Euro USD United States Dollar

For information on the Fund's policy and additional disclosures regarding credit default swap contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of November 30, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Corporate Bonds	$—	$259,459,670	$899,428	$260,359,098
Commercial Mortgage-Backed Security	—	975,998	—	975,998
Government & Agency Obligations	—	39,828,112	—	39,828,112
Loan Participations and Assignments	—	12,956,656	—	12,956,656
Convertible Bonds	—	466,919	—	466,919
Preferred Securities	—	513,000	—	513,000
Other Investments	—	—	15,000	15,000
Common Stocks (i)	67,588	—	77,873	145,461
Warrants (i)	—	—	4,206	4,206
Short-Term Investments (i)	3,837,544	—	—	3,837,544
Derivatives (j)	—	214,299	—	214,299
Total	$3,905,132	$314,414,654	$996,507	$319,316,293
Liabilities
Derivatives (j)	$—	$(249)	$—	$(249)
Total	$—	$(249)	$—	$(249)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended November 30, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on open credit default swap contracts and open forward foreign currency exchange contracts.

Level 3 Reconciliation

The following is a reconciliation of the Fund's Level 3 investments for which significant unobservable inputs were used in determining value:
	Corporate Bonds		Other Investments	Common Stocks
Balance as of November 30, 2010	$1,228,821		$15,000	$7,191
Realized gain (loss)	(1,408,228)		—	(11)
Change in unrealized appreciation (depreciation)	1,392,738		0	(1,776)
Amortization premium/discount	12,084		—	—
Net purchases (sales)	5,016		—	72,469
Transfers into Level 3	—		—	—
Transfers (out) of Level 3	(331,003	) (k)	—	—
Balance as of November 30, 2011	$899,428		$15,000	$77,873
Net change in unrealized appreciation (depreciation) from investments still held at November 30, 2011	$(33,876)		$0	$(1,776)

	Preferred Stocks	Warrants	Total
Balance as of November 30, 2010	$89,287	$3,810	$1,344,109
Realized gain (loss)	(126,950)	—	(1,535,189)
Change in unrealized appreciation (depreciation)	1,463	396	1,392,821
Amortization premium/discount	—	—	12,084
Net purchases (sales)	36,200	—	113,685
Transfers into Level 3	—	—	—
Transfers (out) of Level 3	—	—	(331,003)
Balance as of November 30, 2011	$—	$4,206	$996,507
Net change in unrealized appreciation (depreciation) from investments still held at November 30, 2011	$—	$396	$(35,256)

Transfer between price levels are recognized at the beginning of the reporting period.

(k) The investment was transferred from Level 3 to Level 2 as a result of the availability of a pricing source supported by observable inputs.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of November 30, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $314,458,257) — including $2,246,262 of securities loaned	$315,264,450
Investment in Daily Assets Fund Institutional (cost $2,341,835)*	2,341,835
Investment in Central Cash Management Fund (cost $1,495,709)	1,495,709
Total investments in securities, at value (cost $318,295,801)	319,101,994
Cash	15,198
Foreign currency, at value (cost $178)	168
Receivable for investments sold	5,266,870
Interest receivable	5,830,822
Unrealized appreciation on swap contracts	190,790
Unrealized appreciation on forward foreign currency exchange contracts	23,509
Foreign taxes recoverable	10,017
Other assets	83,694
Total assets	330,523,062
Liabilities
Payable upon return of securities loaned	2,341,835
Payable for investments purchased — when-issued securities	1,135,000
Notes payable	98,247,303
Interest on notes payable	62,649
Unrealized depreciation on forward foreign currency exchange contracts	249
Upfront payments received on swap contracts	41,955
Accrued management fee	162,070
Other accrued expenses and payables	189,034
Total liabilities	102,180,095
Net assets, at value	$228,342,967

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of November 30, 2011 (continued)
Net Assets Consist of:
Undistributed net investment income	5,387,634
Net unrealized appreciation (depreciation) on: Investments	806,193
Swap contracts	190,790
Foreign currency	16,014
Accumulated net realized gain (loss)	(24,133,726)
Paid-in capital	246,076,062
Net assets, at value	$228,342,967
Net Asset Value
Net Asset Value per share ($228,342,967 ÷ 24,353,061 outstanding shares of beneficial interest, $.01 par value, unlimited shares authorized)	$9.38

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended November 30, 2011
Investment Income
Income: Interest	$24,553,623
Dividends	21,930
Income distributions — Central Cash Management Fund	9,146
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	19,343
Total income	24,604,042
Expenses: Management fee	2,025,015
Services to shareholders	33,976
Custodian fee	35,600
Professional fees	113,422
Reports to shareholders	126,744
Trustees' fees and expenses	10,393
Interest expense	1,100,793
Stock exchange listing fees	23,843
Other	68,757
Total expenses	3,538,543
Net investment income (loss)	21,065,499
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,315,615
Swap contracts	126,746
Foreign currency	(338,328)
2,104,033
Change in net unrealized appreciation (depreciation) on: Investments	(9,690,538)
Swap contracts	(73,842)
Foreign currency	(234,379)
(9,998,759)
Net gain (loss)	(7,894,726)
Net increase (decrease) in net assets resulting from operations	$13,170,773

The accompanying notes are an integral part of the financial statements.

Statement of Cash Flows
for the year ended November 30, 2011
Increase (Decrease) in Cash: Cash Flows from Operating Activities
Net increase (decrease) in net assets resulting from operations	$13,170,773
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided (used) by operating activities: Purchases of long-term investments	(184,892,097)
Net purchases, sales and maturities of short-term investments	9,756,215
Net amortization of premium/(accretion of discount)	(165,055)
Proceeds from sales and maturities of long-term investments	173,004,304
(Increase) decrease in interest receivable	130,809
(Increase) decrease in other assets	1,050
(Increase) decrease in upfront payments paid/received on swap contracts	10,753
(Increase) decrease in receivable for investments sold	(3,312,015)
Increase (decrease) in interest on notes payable	(13,911)
Increase (decrease) in payable for investments and when-issued securities purchased	(345,449)
Increase (decrease) in net payable for swap contracts	(5,203)
Increase (decrease) in other accrued expenses and payables	18,641
Change in net unrealized (appreciation) depreciation on investments	9,690,538
Change in net unrealized (appreciation) depreciation on swap contracts	73,842
Change in net unrealized (appreciation) depreciation on forward foreign currency exchange contracts	231,824
Net realized (gain) loss from investments	(2,315,615)
Cash provided (used) by operating activities	15,039,404
Cash Flows from Financing Activities
Net increase (decrease) in notes payable	6,247,303
Distributions paid (net of reinvestment of distributions)	(21,468,773)
Cash provided (used) by financing activities	(15,221,470)
Increase (decrease) in cash	(182,066)
Cash at beginning of period (including foreign currency)	197,432
Cash at end of period (including foreign currency)	$15,366
Supplemental Disclosure
Reinvestment of distributions	$734,093
Interest paid on notes	$(1,114,704)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended November 30,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$21,065,499	$21,906,916
Net realized gain (loss)	2,104,033	10,813,259
Change in net unrealized appreciation (depreciation)	(9,998,759)	6,233,440
Net increase (decrease) in net assets resulting from operations	13,170,773	38,953,615
Distributions to shareholders from: Net investment income	(22,202,866)	(20,620,259)
Fund share transactions: Net proceeds from reinvestment of distributions	734,093	208,362
Net increase (decrease) in net assets from Fund share transactions	734,093	208,362
Increase (decrease) in net assets	(8,298,000)	18,541,718
Net assets at beginning of period	236,640,967	218,099,249
Net assets at end of period (including undistributed net investment income of $5,387,634 and $6,037,885, respectively)	$228,342,967	$236,640,967
Other Information
Shares outstanding at beginning of period	24,277,999	24,256,668
Shares issued to shareholders from reinvestment of distributions	75,062	21,331
Shares outstanding at end of period	24,353,061	24,277,999

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended November 30,
	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$9.75	$8.99	$6.52	$9.61		$10.09
Income (loss) from investment operations: Net investment incomea	.87	.90	.76	.67		.68
Net realized and unrealized gain (loss)	(.33)	.71	2.49	(2.98)		(.38)
Total from investment operations	.54	1.61	3.25	(2.31)		.30
Less distributions from: Net investment income	(.91)	(.85)	(.78)	(.78)		(.78)
Rights offering costs	—	—	—	—		(.01	)b
Advisor reimbursement	—	—	—	—		.01
Net asset value, end of period	$9.38	$9.75	$8.99	$6.52		$9.61
Market price, end of period	$9.98	$10.17	$8.28	$5.10		$8.45
Total Return
Based on net asset value (%)c	5.64	18.71	54.34	(24.55	)d	3.12	b,d,f
Based on market price (%)c	7.65	34.58	81.73	(32.88)		(14.74)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	228	237	218	158		233
Ratio of expenses before fee reductions (including interest expense) (%)	1.49	1.62	1.53	1.49		2.15
Ratio of expenses after fee reductions (including interest expense) (%)	1.49	1.62	1.53	1.48		2.14
Ratio of expenses after fee reductions (excluding interest expense) (%)	1.02	1.07	1.04	1.04		1.02
Ratio of net investment income (%)	8.84	9.57	9.69	7.56		6.85
Portfolio turnover rate (%)	55	78	113	35		53
Total debt outstanding end of period ($ thousands)	98,247	92,000	88,500	41,500		20,000
Asset coverage per $1,000 of debte	3,324	3,572	3,464	4,810		12,652

a Based on average shares outstanding during the period.
b During the period ending November 30, 2007, the Fund issued 3,647,934 shares in connection with a rights offering of the Fund's shares. Without the effect of the rights offering costs, total return based on net asset value would have been 0.10% higher.
c Total return based on net asset value reflects changes in the Fund's net asset value during each period. Total return based on market price reflects changes in market price. Each figure assumes that dividend and capital gain distributions, if any, were reinvested. These figures will differ depending upon the level of any discount from or premium to NAV at which the Fund's shares trade during the period.
d Total return would have been lower had certain fees not been reduced.
e Asset coverage equals the total net assets plus borrowings of the Fund divided by the borrowings outstanding at period end.
f Includes a non-recurring reimbursement from the Advisor for a fee previously charged to the Fund. Excluding this non-recurring reimbursement, total return would have been 0.09% lower.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Multi-Market Income Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a closed-end, diversified management investment company organized as a Massachusetts business trust.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities and senior loans are valued by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Equity securities are valued at the most recent sale price or official closing price reported on the exchange (U.S. or foreign) or over-the-counter market on which they trade and are categorized as Level 1 securities. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market price. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best efforts to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed, but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At November 30, 2011, the Fund had a net tax basis capital loss carryforward of approximately $21,425,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until November 30, 2016 ($8,300,000) and November 30, 2017 ($13,125,000), the respective expiration dates, whichever occurs first.

During the year ended November 30, 2011, the Fund utilized approximately $3,499,000 of prior year capital loss carryforwards.

In addition, from November 1, 2011 through November 30, 2011, the Fund incurred approximately $1,830,000 of net realized capital losses. As permitted by tax regulations, the Fund intends to defer these losses and treat them as arising in the fiscal year ended November 30, 2012.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of November 30, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund, if any, is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to forward currency contracts, swap contracts, certain securities sold at a loss and premium amortization on debt securities. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At November 30, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Undistributed ordinary income*	$5,590,148
Capital loss carryforwards	$(21,425,000)
Net unrealized appreciation (depreciation) on investments	$(69,024)

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:
	Years Ended November 30,
	2011	2010
Distributions from ordinary income*	$22,202,866	$20,620,259

* For tax purposes, short-term capital gains distributions are considered ordinary income distributions.

Statement of Cash Flows. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows represents the foreign currency positions and cash position at the Fund's custodian bank at November 30, 2011.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended November 30, 2011, the Fund bought or sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge portfolio credit risk. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund may also buy credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of November 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2011, the investment in credit default swap contracts purchased had a total notional value generally indicative of a range from $0 to approximately $555,000, and the investment in credit default swap contracts sold had a total notional value of $2,840,000.

Forward Foreign Currency Exchange Contracts. The Fund is subject to foreign exchange rate risk in its securities denominated in foreign currencies. Changes in exchange rates between foreign currencies and the U.S. dollar may affect the U.S. dollar value of foreign securities or the income or gains received on these securities. A forward foreign currency exchange contract (forward currency contract) is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended November 30, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of November 30, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended November 30, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $3,471,000 to $9,790,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from $0 to approximately $247,000.

The following tables summarize the value of the Fund's derivative instruments held as of November 30, 2011 and the related location in the accompanying Statement of Assets and Liabilities presented by the primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$190,790	$190,790
Foreign Exchange Contracts (b)	23,509	—	23,509
	$23,509	$190,790	$214,299

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Unrealized appreciation on swap contracts

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivative	Forward Contracts
Foreign Exchange Contracts (a)	$(249)

The above derivative is located in the following Statement of Assets and Liabilities account:

(a) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended November 30, 2011, and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$126,746	$126,746
Foreign Exchange Contracts (b)	(343,529)	—	(343,529)
	$(343,529)	$126,746	$(216,783)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from swap contracts

(b) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Swap Contracts	Total
Credit Contracts (a)	$—	$(73,842)	$(73,842)
Foreign Exchange Contracts (b)	(231,824)	—	(231,824)
	$(231,824)	$(73,842)	$(305,666)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on swap contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended November 30, 2011, purchases and sales of investment securities (excluding short-term investments) aggregated $184,892,097 and $173,004,304, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Advisor provides certain administrative services in accordance with the Management Agreement. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 0.85% of the Fund's average weekly net assets, computed and accrued daily and payable monthly.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended November 30, 2011, the amount charged to the Fund by DISC aggregated $18,995, of which $3,548 is unpaid.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended November 30, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $17,566, of which $9,386 is unpaid.

Trustees' Fees and Expenses. The Fund paid each Trustee not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in High-Yield Securities

The Fund's performance could be hurt if a security declines in credit quality or goes into default, or if an issuer does not make timely payments of interest or principal. Because the issuers of high-yield debt securities or junk bonds (debt securities rated below the fourth-highest category) may be in uncertain financial health, the prices of their debt securities can be more vulnerable to bad economic news, or even the expectation of bad news, than investment-grade debt securities. Because the Fund may invest in securities not paying current interest or in securities already in default, these risks may be more pronounced.

F. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

G. Borrowings

The Fund has entered into a revolving credit agreement with an asset-backed commercial paper conduit (the "Lender"), which allows the Fund to borrow against a secured line of credit in an aggregate amount up to $115,000,000 ($92,000,000 prior to June 23, 2011). The borrowings under the line of credit are secured by a pledge of the Fund's portfolio securities. The revolving credit agreement facility has a maturity date of June 21, 2012 subject to early termination discussed below. There is no assurance the facility will be renewed in 2012. The notes payable represent a secured loan of $98,247,303, which is the amount drawn on the facility at November 30, 2011. The note bears interest at the commercial paper rate plus program fees. A commitment fee on any unused portion of the credit line is charged to the Fund and is included with "interest expense" in the Statement of Operations. The loan amounts and rates are reset periodically under the revolving credit agreement.

At November 30, 2011, the Fund had a notes payable outstanding of $98,247,303. The weighted average outstanding daily balance of all loans during the year ended November 30, 2011 was approximately $88,545,000, with a weighted average borrowing cost of 1.24%. The borrowings were valued at cost, which approximates fair value.

Draws on the line of credit are funded by the issuance of commercial paper. The Lender's obligation under the revolving credit agreement is supported by a Standby Purchase Agreement between the Lender and a commercial bank. The Lender's commitment under the revolving credit agreement is subject to early termination on the scheduled termination date of the Standby Purchase Agreement. The Standby Purchase Agreement had an initial term of 364 days, and is renewable for additional periods, which may be shorter than 364 days. As such, the revolving credit agreement may be terminated by the Lender upon ninety (90) days notice if the Standby Purchase Agreement is not renewed at any time, and is also subject to other customary termination events.

Leverage involves risks and special considerations for the Fund's stockholders, including the likelihood of greater volatility of net asset value and market price of, and dividends on, the Fund's shares than a comparable portfolio without leverage; the risk that fluctuations in interest rates on such borrowings will reduce the return to stockholders; and the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the Fund's shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Fund's shares.

Changes in the value of the Fund's portfolio will be borne by the stockholders. If there is a net decrease (or increase) in the value of the Fund's investment portfolio, leverage will decrease (or increase) the net asset value per share to a greater extent than if leverage were not used. It is also possible that the Fund will be required to sell assets at a time when it would otherwise not do so, possibly at a loss, in order to redeem or meet payment obligations on borrowings to comply with asset coverage or other restrictions imposed by the lender. The Fund is subject to certain restrictions on its investments under the terms of its credit agreement. Moreover, certain covenants contained in the credit agreement impose asset coverage or portfolio composition requirements that are more stringent than those imposed on the Fund by the 1940 Act.

There is no assurance that the Fund's leveraging strategy will be successful.

H. Share Repurchases

The Fund is authorized to effect periodic repurchases of its outstanding shares in the open market from time to time when the Fund's shares trade at a discount to their net asset value. During the year ended November 30, 2011, the Fund did not repurchase shares.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of DWS Multi-Market Income Trust:

We have audited the accompanying statement of assets and liabilities of DWS Multi-Market Income Trust (the "Fund"), including the investment portfolio, as of November 30, 2011, and the related statements of operations and cash flows for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of DWS Multi-Market Income Trust at November 30, 2011, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts January 24, 2012

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 294-4366.

Dividend Reinvestment Plan

A summary of the Fund's Dividend Reinvestment Plan (the "Plan") is set forth below. Shareholders may obtain a copy of the entire Plan by visiting the Fund's Web site at www.dws-investments.com or by writing or calling DWS Investment Service Company ("DISC") at:

P.O. Box 219066

Kansas City, Missouri 64121-9066

(800) 294-4366

If you wish to participate in the Plan and your shares are held in your own name, simply contact DISC for the appropriate form. If your shares are held in the name of a broker or other nominee, you should contact the broker or nominee in whose name your shares are held to determine whether and how you may participate in the Plan. The Fund's transfer agent and dividend disbursing agent (the "Transfer Agent") will establish a Dividend Investment Account (the "Account") for each shareholder participating in the Plan. The Transfer Agent will credit to the Account of each participant any cash dividends and capital gains distributions (collectively, "Distributions") paid on shares of the Fund (the "Shares"). Shares in a participant's Account are transferable upon proper written instructions to the Transfer Agent. Upon request to the Transfer Agent, a certificate for any or all full Shares in a participant's Account will be sent to the participant.

If, on the record date for a Distribution (the "Record Date"), Shares are trading at a discount from net asset value per Share, funds credited to a participant's Account will be used to purchase Shares (the "Purchase"). The Plan Agent (currently Computershare Inc.) will attempt, commencing five days prior to the Payment Date and ending at the close of business on the Payment Date ("Payment Date" as used herein shall mean the last business day of the month in which such Record Date occurs), to acquire Shares in the open market. If and to the extent that the Plan Agent is unable to acquire sufficient Shares to satisfy the Distribution by the close of business on the Payment Date, the Fund will issue to the Plan Agent, Shares valued at net asset value per Share in the aggregate amount of the remaining value of the Distribution. If, on the Record Date, Shares are trading at a premium over net asset value per Share, the Fund will issue on the Payment Date Shares valued at net asset value per Share on the Record Date to the Transfer Agent in the aggregate amount of the funds credited to the participants' Accounts. The Fund will increase the price at which Shares may be issued under the Plan to 95% of the fair market value of the shares on the Record Date if the net asset value per Share of the Shares on the Record Date is less than 95% of the fair market value of the Shares on the Record Date.

The reinvestment of Distributions does not relieve the participant of any tax that many be payable on the Distributions. The Transfer Agent will report to each participant the taxable amount of Distributions credited to his or her account. Participants will be treated for federal income tax purposes as receiving the amount of the Distributions made by the Fund, which amount generally will be either equal to the amount of the cash distribution the shareholder would have received if the shareholder had elected to receive cash or, for shares issued by the Fund, the fair market value of the shares issued to the shareholder.

The cost of Shares acquired for each participant's Account in connection with a Purchase shall be determined by the average cost per Share, including brokerage commissions, of the Shares acquired in connection with that Purchase. There will be no brokerage charges with respect to Shares issued directly by the Fund as a result of Distributions. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to open market purchases. Brokerage charges for purchasing small amounts of Shares for individual Accounts through the Plan probably will be less than the usual brokerage charges for such transactions, as the Plan Agent will be purchasing Shares for all participants in blocks and prorating the lower commission thus attainable.

A participant may from time to time make voluntary cash contributions to his Account in a minimum amount of $100 (no more than $500 may be contributed per month). Participants making voluntary cash investments will be charged a $0.75 service fee for each such investment and will be responsible for their pro rata share of brokerage commissions. Please contact DISC for more information on voluntary cash contributions.

The Fund reserves the right to amend the Plan, including provisions with respect to any Distribution paid, subsequent to notice thereof sent to participants in the Plan at least ninety days before the record date for such Distribution, except when such amendment is necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, in which case such amendment shall be effective as soon as practicable. The Plan may be terminated by the Fund.

Shareholders may withdraw from the Plan at any time by giving the Transfer Agent a written notice. A notice of withdrawal will be effective for the next Distribution following receipt of the notice by the Transfer Agent provided the notice is received by the Transfer Agent at least ten days prior to the Record Date for the Distribution. When a participant withdraws from the Plan, or when the Plan is terminated by the Fund, the participant will receive a certificate for full Shares in the Account, plus a check for any fractional Shares based on market price; or, if a participant so desires, the Transfer Agent will notify the Plan Agent to sell his Shares in the Plan and send the proceeds to the participant, less brokerage commissions and a $2.50 service fee.

Shareholders will receive tax information annually for personal records and to assist in preparation of their federal income tax returns.

Investment Management Agreement Approval

The Board of Trustees approved the renewal of DWS Multi-Market Income Trust's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

· In September 2011, all of the Fund's Trustees were independent of DWS and its affiliates.

· The Trustees met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

· The Independent Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Trustees were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

· In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's transfer agency agreement and other material service agreements.

· Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management and administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance was in the 2nd quartile, 2nd quartile and 1st quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the one-, three- and five-year periods ended December 31, 2010.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund were higher than the median (4th quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board considered that the Fund's management fee is charged only with respect to net assets, while many of the funds in the peer group pay management fees based upon managed assets. The Board noted that the Fund's total operating expenses excluding certain investment related expenses and based on managed assets were expected to be at the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010). The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total operating expenses compared to the total operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of November 30, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. The Board is divided into three classes of Board Members, Class I, Class II and Class III. At each annual meeting of shareholders of the Trust, the class of Board Members elected at such meeting is elected to hold office until the annual meeting held in the third succeeding year and until the election and qualification of such Board Member's successor, if any, or until such Board Member sooner dies, resigns, retires or is removed. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA6 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin6 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso6 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby6 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 60 Wall Street, New York, NY 10005.

7 Address: One Beacon Street, Boston, MA 02108.

Additional Information

Automated Information Line	DWS Investments Closed-End Fund Info Line (800) 349-4281
Web Site	www.dws-investments.com Obtain fact sheets, financial reports, press releases and webcasts when available.
Written Correspondence	Deutsche Investment Management Americas Inc. 345 Park Avenue New York, NY 10154
Proxy Voting
The fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 are available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Legal Counsel	Vedder Price P.C. 222 North LaSalle Street Chicago, IL 60601
Dividend Reinvestment Plan Agent	Computershare Inc. P.O. Box 43078 Providence, RI 02940-3078
Shareholder Service Agent and Transfer Agent	DWS Investments Service Company P.O. Box 219066 Kansas City, MO 64121-9066 (800) 294-4366
Custodian	State Street Bank and Trust Company Lafayette Corporate Center 2 Avenue De Lafayette Boston, MA 02111
Independent Registered Public Accounting Firm	Ernst & Young LLP 200 Clarendon Street Boston, MA 02116
NYSE Symbol	KMM
CUSIP Number	23338L 108

Notes

Notes

Notes

Notes

DWS INVESTMENTS
Deutsche Bank Group

222 South Riverside Plaza
Chicago, IL 60606-5808

DMMIT-2
(R-025441-1 1/12)

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee.  An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. In accordance with New York Stock Exchange requirements, the Board believes that all members of the fund’s audit committee are financially literate, as such qualification is interpreted by the Board in its business judgment, and that at least one member of the audit committee has accounting or related financial management expertise.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS MULTI-MARKET INCOME TRUST
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that Ernst & Young LLP (“E&Y”), the Fund’s Independent Registered Public Accounting Firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that E&Y provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended November 30,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$60,137	$0	$6,812	$0
2010	$58,514	$0	$11,103	$0

The above “Tax Fees” were billed for professional services rendered for tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by E&Y to Deutsche Investment Management Americas, Inc. (“DIMA” or the “Adviser”), and any entity controlling, controlled by or under common control with DIMA (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended November 30,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$285,550	$0
2010	$0	$295,930	$0

The above “Tax Fees” were billed in connection with tax compliance services and agreed upon procedures.

Non-Audit Services

The following table shows the amount of fees that E&Y billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that E&Y provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from E&Y about any non-audit services that E&Y rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating E&Y’s independence.

Fiscal Year Ended November 30,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$6,812	$285,550	$565,608	$857,970
2010	$11,103	$295,930	$645,807	$952,840

All other engagement fees were billed for services in connection with agreed upon procedures and tax compliance for DIMA and other related entities that provide support for the operations of the Fund.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, substantially all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
In connection with the audit of the 2010 and 2011 financial statements, the Fund entered into an engagement letter with E&Y.  The terms of the engagement letter required by E&Y, and agreed to by the Audit Committee, include provisions in which the parties consent to the sole jurisdiction of federal courts in New York, Boston or the Northern District of Illinois, as well as a waiver of right to a trial by jury and an exclusion of punitive damages.

***
E&Y advised the Fund’s Audit Committee that E&Y had identified two matters that it determined to be inconsistent with the SEC’s auditor independence rules.

First, E&Y advised the Fund’s Audit Committee that, in 2010, an investment advisor for a Covered Person in the Chain of Command (both as defined by SEC rules) purchased for the Covered Person’s account shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the purchase was by the Covered Person’s investment advisor, not by the Covered Person himself and the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection of the purchase.

Second, E&Y advised the Fund’s Audit Committee that, in 2010, a Covered Person in the same Office (as defined by SEC rules) as the lead audit engagement partner for the Fund became a trustee and executor to an estate whose assets included shares of a DWS Fund that is not audited by E&Y. E&Y informed the Audit Committee that this investment constituted an investment in an affiliate of an audit client in violation of the Rule 2-01(c)(1) of Regulation S-X. E&Y advised the Audit Committee that E&Y believes its independence has not been impacted as it relates to the audit of the Fund. In reaching this conclusion, E&Y noted a number of factors, including that the shares of the DWS Fund were already an asset of the estate when the Covered Person became executor, the Covered Person caused the shares of the DWS Fund to be sold immediately upon detection in the estate, and the Covered Person was not involved with the provision of audit services to the Fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The registrant's audit committee consists of William McClayton (Chairman), Keith R. Fox, Kenneth C. Froewiss, Henry P. Becton, Jr., Richard J. Herring and William N. Searcy.

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Proxy Voting and Guidelines

I.           INTRODUCTION

Deutsche Asset Management (“AM”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to ensure that proxies are voted in the best economic interest of clients, in accordance with its fiduciary duties and local regulation. These Proxy Voting Policies, Procedures and Guidelines shall apply to all accounts managed by US domiciled advisers and to all US client accounts managed by non US regional offices.  Non US regional offices are required to maintain procedures and to vote proxies as may be required by law on behalf of their non US clients. In addition, AM’s proxy policies reflect the fiduciary standards and responsibilities for ERISA accounts.

The attached guidelines represent a set of global recommendations that were determined by the Global Proxy Voting Sub-Committee (“the GPVSC”).  These guidelines were developed to provide AM with a comprehensive list of recommendations that represent how AM will generally vote proxies for its clients.  The recommendations derived from the application of these guidelines are not intended to influence the various AM legal entities either directly or indirectly by parent or affiliated companies.  In addition, the organizational structures and documents of the various AM legal entities allows, where necessary or appropriate, the execution by individual AM subsidiaries of the proxy voting rights independently of any DB parent or affiliated company.  This applies in particular to non U.S. fund management companies.  The individuals that make proxy voting decisions are also free to act independently, subject to the normal and customary supervision by the management/boards of these AM legal entities.

II.           AM’S PROXY VOTING RESPONSIBILITIES

Proxy votes are the property of AM’s advisory clients.1  As such, AM’s authority and responsibility to vote such proxies depend upon its contractual relationships with its clients.  AM has delegated responsibility for effecting its advisory clients’ proxy votes to Institutional Shareholder Services (“ISS”), an independent third-party proxy voting specialist.  ISS votes AM’s advisory clients’ proxies in accordance with AM’s proxy guidelines or AM’s specific instructions.  Where a client has given specific instructions as to how a proxy should be voted, AM will notify ISS to carry out those instructions.  Where no specific instruction exists, AM will follow the procedures in voting the proxies set forth in this document.  Certain Taft-Hartley clients may direct AM to have ISS vote their proxies in accordance with Taft Hartley voting Guidelines

Clients may in certain instances contract with their custodial agent and notify AM that they wish to engage in securities lending transactions. In such cases, it is the responsibility of the custodian to deduct the number of shares that are on loan so that they do not get voted twice.

III.           POLICIES

1.           Proxy voting activities are conducted in the best economic interest of clients

AM has adopted the following policies and procedures to ensure that proxies are voted in accordance with the best economic interest of its clients, as determined by AM in good faith after appropriate review.

2.           The Global Proxy Voting Sub-Committee

The Global Proxy Voting Sub-Committee (the “GPVSC”) is an internal working group established by the applicable AM’s Investment Risk Oversight Committee pursuant to a written charter.  The GPVSC is responsible for overseeing AM’s proxy voting activities, including:

(i)
adopting, monitoring and updating guidelines, attached as Exhibit A (the “Guidelines”), that provide how AM will generally vote proxies pertaining to a comprehensive list of common proxy voting matters;

(ii)
voting proxies where (A) the issues are not covered by specific client instruction or the Guidelines; (B) the Guidelines specify that the issues are to be determined on a case-by-case basis; or (C) where an exception to the Guidelines may be in the best economic interest of AM’s clients; and

(iii)	monitoring the Proxy Vendor Oversight’s proxy voting activities (see below).

AM’s Proxy Vendor Oversight, a function of AM’s Operations Group, is responsible for coordinating with ISS to administer AM’s proxy voting process and for voting proxies in accordance with any specific client instructions or, if there are none, the Guidelines, and overseeing ISS’ proxy responsibilities in this regard.

3.           Availability of Proxy Voting Policies and Procedures and proxy voting record

Copies of these Policies and Procedures, as they may be updated from time to time, are made available to clients as required by law and otherwise at AM’s discretion.  Clients may also obtain information on how their proxies were voted by AM as required by law and otherwise at AM’s discretion; however, AM must not selectively disclose its investment company clients’ proxy voting records.  The Proxy Vendor Oversight will make proxy voting reports available to advisory clients upon request.  The investment companies’ proxy voting records will be disclosed to shareholders by means of publicly-available annual filings of each company’s proxy voting record for 12-month periods ended June 30 (see “Recordkeeping” below), if so required by relevant law.

IV.           PROCEDURES

The key aspects of AM’s proxy voting process are as follows:

1.           The GPVSC’s Proxy Voting Guidelines

The Guidelines set forth the GPVSC’s standard voting positions on a comprehensive list of common proxy voting matters.  The GPVSC has developed, and continues to update the Guidelines based on consideration of current corporate governance principles, industry standards, client feedback, and the impact of the matter on issuers and the value of the investments.

The GPVSC will review the Guidelines as necessary to support the best economic interests of AM’s clients and, in any event, at least annually.  The GPVSC will make changes to the Guidelines, whether as a result of the annual review or otherwise, taking solely into account the best economic interests of clients.  Before changing the Guidelines, the GPVSC will thoroughly review and evaluate the proposed change and the reasons therefore, and the GPVSC Chair will ask GPVSC members whether anyone outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client has requested or attempted to influence the proposed change and whether any member has a conflict of interest with respect to the proposed change.  If any such matter is reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee (see below) and will defer the approval, if possible.  Lastly, the GPVSC will fully document its rationale for approving any change to the Guidelines.

The Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.  Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter.  Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised or sponsored investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are generally voted in accordance with the pre-determined guidelines of ISS. See Section IV.3.B.

Funds (“Underlying Funds”) in which Topiary Fund Management Fund of Funds (each, a “Fund”) invest, may from time to time seek to revise their investment terms (i.e. liquidity, fees, etc.) or investment structure.  In such event, the Underlying Funds may require approval/consent from its investors to effect the relevant changes.  Topiary Fund Management has adopted Proxy Voting Procedures which outline the process for these approvals.

2.           Specific proxy voting decisions made by the GPVSC

The Proxy Vendor Oversight will refer to the GPVSC all proxy proposals (i) that are not covered by specific client instructions or the Guidelines; or (ii) that, according to the Guidelines, should be evaluated and voted on a case-by-case basis.

Additionally, if, the Proxy Vendor Oversight, the GPVSC Chair or any member of the GPVSC, a portfolio manager, a research analyst or a sub-adviser believes that voting a particular proxy in accordance with the Guidelines may not be in the best economic interests of clients, that individual may bring the matter to the attention of the GPVSC Chair and/or the Proxy Vendor Oversight.2

If the Proxy Vendor Oversight refers a proxy proposal to the GPVSC or the GPVSC determines that voting a particular proxy in accordance with the Guidelines is not in the best economic interests of clients, the GPVSC will evaluate and vote the proxy, subject to the procedures below regarding conflicts.

The GPVSC endeavors to hold meetings to decide how to vote particular proxies sufficiently before the voting deadline so that the procedures below regarding conflicts can be completed before the GPVSC’s voting determination.

3.           Certain proxy votes may not be cast

In some cases, the GPVSC may determine that it is in the best economic interests of its clients not to vote certain proxies.  If the conditions below are met with regard to a proxy proposal, AM will abstain from voting:

■	Neither the Guidelines nor specific client instructions cover an issue;

■	ISS does not make a recommendation on the issue;

■
The GPVSC cannot convene on the proxy proposal at issue to make a determination as to what would be in the client’s best interest. (This could happen, for example, if the Conflicts of Interest Management Sub-committee found that there was a material conflict or if despite all best efforts being made, the GPVSC quorum requirement could not be met).

In addition, it is AM’s policy not to vote proxies of issuers subject to laws of those jurisdictions that impose restrictions upon selling shares after proxies are voted, in order to preserve liquidity.  In other cases, it may not be possible to vote certain proxies, despite good faith efforts to do so.  For example, some jurisdictions do not provide adequate notice to shareholders so that proxies may be voted on a timely basis.  Voting rights on securities that have been loaned to third-parties transfer to those third-parties, with loan termination often being the only way to attempt to vote proxies on the loaned securities.  Lastly, the GPVSC may determine that the costs to the client(s) associated with voting a particular proxy or group of proxies outweighs the economic benefits expected from voting the proxy or group of proxies.

The Proxy Vendor Oversight will coordinate with the GPVSC Chair regarding any specific proxies and any categories of proxies that will not or cannot be voted.  The reasons for not voting any proxy shall be documented.

4.           Conflict of Interest Procedures

A.           Procedures to Address Conflicts of Interest and Improper Influence

Overriding Principle.  In the limited circumstances where the GPVSC votes proxies,3 the GPVSC will vote those proxies in accordance with what it, in good faith, determines to be the best economic interests of AM’s clients.4

Independence of the GPVSC.  As a matter of Compliance policy, the GPVSC and the Proxy Vendor Oversight are structured to be independent from other parts of Deutsche Bank.  Members of the GPVSC and the employee responsible for Proxy Vendor Oversight are employees of AM.  As such, they may not be subject to the supervision or control of any employees of Deutsche Bank Corporate and Investment Banking division (“CIB”).  Their compensation cannot be based upon their contribution to any business activity outside of AM without prior approval of Legal and Compliance.  They can have no contact with employees of Deutsche Bank outside of the Private Client and Asset Management division (“PCAM”) regarding specific clients, business matters or initiatives without the prior approval of Legal and Compliance.  They furthermore may not discuss proxy votes with any person outside of AM (and within AM only on a need to know basis).

Conflict Review Procedures.  There will be a committee (the “Conflicts of Interest Management Sub-Committee”) established within AM that will monitor for potential material conflicts of interest in connection with proxy proposals that are to be evaluated by the GPVSC.  Promptly upon a determination that a vote shall be presented to the GPVSC, the GPVSC Chair shall notify the Conflicts of Interest Management Sub-Committee.  The Conflicts of Interest Management Sub-Committee shall promptly collect and review any information deemed reasonably appropriate to evaluate, in its reasonable judgment, if AM or any person participating in the proxy voting process has, or has the appearance of, a material conflict of interest.  For the purposes of this policy, a conflict of interest shall be considered “material” to the extent that a reasonable person could expect the conflict to influence, or appear to influence, the GPVSC’s decision on the particular vote at issue.  GPVSC should provide the Conflicts of Interest Management Sub-Committee a reasonable amount of time (no less than 24 hours) to perform all necessary and appropriate reviews.  To the extent that a conflicts review can not be sufficiently completed by the Conflicts of Interest Management Sub-Committee the proxies will be voted in accordance with the standard guidelines.

The information considered by the Conflicts of Interest Management Sub-Committee may include without limitation information regarding (i) AM client relationships; (ii) any relevant personal conflict known by the Conflicts of Interest Management Sub-Committee or brought to the attention of that sub-committee; (iii) and any communications with members of the GPVSC (or anyone participating or providing information to the GPVSC) and any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client regarding the vote at issue.  In the context of any determination, the Conflicts of Interest Management Sub-Committee may consult with, and shall be entitled to rely upon, all applicable outside experts, including legal counsel.

Upon completion of the investigation, the Conflicts of Interest Management Sub-Committee will document its findings and conclusions.  If the Conflicts of Interest Management Sub-Committee determines that (i) AM has a material conflict of interest that would prevent it from deciding how to vote the proxies concerned without further client consent or (ii) certain individuals should be recused from participating in the proxy vote at issue, the Conflicts of Interest Management Sub-Committee will so inform the GPVSC chair.

If notified that AM has a material conflict of interest as described above, the GPVSC chair will obtain instructions as to how the proxies should be voted either from (i) if time permits, the effected  clients, or (ii) in accordance with the standard guidelines.  If notified that certain individuals should be recused from the proxy vote at issue, the GPVSC Chair shall do so in accordance with the procedures set forth below.

Note:  Any AM employee who becomes aware of a potential, material conflict of interest in respect of any proxy vote to be made on behalf of clients shall notify Compliance.  Compliance shall call a meeting of the conflict review committee to evaluate such conflict and determine a recommended course of action.

Procedures to be followed by the GPVSC.  At the beginning of any discussion regarding how to vote any proxy, the GPVSC Chair (or his or her delegate) will inquire as to whether any GPVSC member (whether voting or ex officio) or any person participating in the proxy voting process has a personal conflict of interest or has actual knowledge of an actual or apparent conflict that has not been reported to the Conflicts of Interest Management Sub-Committee.

The GPVSC Chair also will inquire of these same parties whether they have actual knowledge regarding whether any director, officer or employee outside of the  AM organization (but within  Deutsche Bank and its affiliates)  or any entity that identifies itself as a AM advisory client, has: (i) requested that AM, the Proxy Vendor Oversight (or any member thereof) or a GPVSC member vote a particular proxy in a certain manner;  (ii) attempted to influence AM, the Proxy Vendor Oversight (or any member thereof), a GPVSC member or any other person in connection with proxy voting activities; or (iii) otherwise communicated with a GPVSC member or any other person participating or providing information to the GPVSC regarding the particular proxy vote at issue, and which incident has not yet been reported to the Conflicts of Interest Management Sub- Committee.

If any such incidents are reported to the GPVSC Chair, the Chair will promptly notify the Conflicts of Interest Management Sub-Committee and, if possible, will delay the vote until the Conflicts of Interest Management Sub-Committee can complete the conflicts report.  If a delay is not possible, the Conflicts of Interest Management Sub-Committee will instruct the GPVSC whether anyone should be recused from the proxy voting process, or whether AM should vote the proxy in accordance with the standard guidelines, seek instructions as to how to vote the proxy at issue from ISS or, if time permits, the effected clients.  These inquiries and discussions will be properly reflected in the GPVSC’s minutes.

Duty to Report.  Any AM employee, including any GPVSC member (whether voting or ex officio), that is aware of any actual or apparent conflict of interest relevant to, or any attempt by any person outside of the AM organization (but within Deutsche Bank and its affiliates) or any entity that identifies itself as a AM advisory client to influence, how AM votes its proxies has a duty to disclose the existence of the situation to the GPVSC Chair (or his or her designee) and the details of the matter to the Conflicts of Interest Management Sub-Committee.  In the case of any person participating in the deliberations on a specific vote, such disclosure should be made before engaging in any activities or participating in any discussion pertaining to that vote.

Recusal of Members.  The GPVSC will recuse from participating in a specific proxy vote any GPVSC members (whether voting or ex officio) and/or any other person who (i) are personally involved in a material conflict of interest; or (ii) who, as determined by the Conflicts of Interest Management Sub-Committee, have actual knowledge of a circumstance or fact that could effect their independent judgment, in respect of such vote.  The GPVSC will also exclude from consideration the views of any person (whether requested or volunteered) if the GPVSC or any member thereof knows, or if the Conflicts of Interest Management Sub-Committee has determined, that such other person has a material conflict of interest with respect to the particular proxy, or has attempted to influence the vote in any manner prohibited by these policies.

If, after excluding all relevant GPVSC voting members pursuant to the paragraph above, there are three or more GPVSC voting members remaining, those remaining GPVSC members will determine how to vote the proxy in accordance with these Policies and Procedures. If there are fewer than three GPVSC voting members remaining, the GPVSC Chair will vote the proxy in accordance with the standard guidelines, will obtain instructions as to how to have the proxy voted from, if time permits, the effected clients and otherwise from ISS.

B.           Investment Companies and Affiliated Public Companies

Investment Companies.  As reflected in the Guidelines, all proxies solicited by open-end and closed-end investment companies are voted in accordance with the pre-determined guidelines of ISS, unless the investment company client directs AM to vote differently on a specific proxy or specific categories of proxies.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders (i.e., “mirror” or “echo” voting).  Master fund proxies solicited from feeder funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Affiliated Public Companies. For proxies solicited by non-investment company issuers of or within the Deutsche Bank organization, e.g., Deutsche bank itself, these proxies will be voted in the same proportion as the vote of other shareholders (i.e., “mirror” or “echo” voting).

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

C.           Other Procedures That Limit Conflicts of Interest

AM and other entities in the Deutsche Bank organization have adopted a number of policies, procedures and internal controls that are designed to avoid various conflicts of interest, including those that may arise in connection with proxy voting, including:

■
Deutsche Bank Americas Restricted Activities Policy.  This policy provides for, among other things, independence of AM employees from CIB, and information barriers between AM and other affiliates.  Specifically, no AM employee may be subject to the supervision or control of any employee of CIB.  No AM employee shall have his or her compensation based upon his or her contribution to any business activity within the Bank outside of the business of AM, without the prior approval of Legal or Compliance.  Further, no employee of CIB shall have any input into the compensation of a AM employee without the prior approval of Legal or Compliance. Under the information barriers section of this policy, as a general rule, AM employees who are associated with the investment process should have no contact with employees of Deutsche Bank or its affiliates, outside of PCAM, regarding specific clients, business matters, or initiatives.  Further, under no circumstances should proxy votes be discussed with any Deutsche Bank employee outside of AM (and should only be discussed on a need-to-know basis within AM).

Other relevant internal policies include the Deutsche Bank Americas Code of Professional Conduct, the Deutsche Asset Management Information Sharing Procedures, the Deutsche Asset Management Code of Ethics, the Sarbanes-Oxley Senior Officer Code of Ethics, and the Deutsche Bank Group Code of Conduct.  The GPVSC expects that these policies, procedures and internal controls will greatly reduce the chance that the GPVSC (or, its members) would be involved in, aware of or influenced by, an actual or apparent conflict of interest.

V.           RECORDKEEPING

At a minimum, the following types of records must be properly maintained and readily accessible in order to evidence compliance with this policy.

■	AM will maintain a record of each vote cast by AM that includes among other things, company name, meeting date, proposals presented, vote cast and shares voted.

■	The Proxy Vendor Oversight maintains records for each of the proxy ballots it votes. Specifically, the records include, but are not limited to:

–	The proxy statement (and any additional solicitation materials) and relevant portions of annual statements.

–	Any additional information considered in the voting process that may be obtained from an issuing company, its agents or proxy research firms.

–	Analyst worksheets created for stock option plan and share increase analyses.

–	Proxy Edge print-screen of actual vote election.

■
AM will retain these Policies and Procedures and the Guidelines; will maintain records of client requests for proxy voting information; and will retain any documents the Proxy Vendor Oversight or the GPVSC prepared that were material to making a voting decision or that memorialized the basis for a proxy voting decision.

■
The GPVSC also will create and maintain appropriate records documenting its compliance with these Policies and Procedures, including records of its deliberations and decisions regarding conflicts of interest and their resolution.

■
With respect to AM’s investment company clients, ISS will create and maintain records of each company’s proxy voting record for 12-month periods ended June 30.  AM will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which the company was entitled to vote:

–	The name of the issuer of the portfolio security;

–	The exchange ticker symbol of the portfolio security (if symbol is available through reasonably practicable means);

–	The Council on Uniform Securities Identification Procedures number for the portfolio security (if the number is available through reasonably practicable means);

–	The shareholder meeting date;

–	A brief identification of the matter voted on;

–	Whether the matter was proposed by the issuer or by a security holder;

–	Whether the company cast its vote on the matter;

–	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

–	Whether the company cast its vote for or against management.

Note:  This list is intended to provide guidance only in terms of the records that must be maintained in accordance with this policy. In addition, please note that records must be maintained in accordance with the applicable AM Records Management Policy.

With respect to electronically stored records, “properly maintained” is defined as complete, authentic (unalterable) usable and backed-up.  At a minimum, records should be retained for a period of not less than six years (or longer, if necessary to comply with applicable regulatory requirements), the first three years in an appropriate AM office.

VI.           THE GPVSC’S OVERSIGHT ROLE

In addition to adopting the Guidelines and making proxy voting decisions on matters referred to it as set forth above, the GPVSC will monitor the proxy voting process by reviewing summary proxy information presented by ISS. The GPVSC will use this review process to determine, among other things, whether any changes should be made to the Guidelines. This review will take place at least quarterly and will be documented in the GPVSC’s minutes.

1
For purposes of these Policies and Procedures, “clients” refers to persons or entities: for which AM serves as investment adviser or sub-adviser; for which AM votes proxies; and that have an economic or beneficial ownership interest in the portfolio securities of issuers soliciting such proxies.

2
The Proxy Vendor Oversight generally monitors upcoming proxy solicitations for heightened attention from the press or the industry and for novel or unusual proposals or circumstances, which may prompt the Proxy Vendor Oversight to bring the solicitation to the attention of the GPVSC Chair.  AM portfolio managers, AM research analysts and sub-advisers also may bring a particular proxy vote to the attention of the GPVSC Chair, as a result of their ongoing monitoring of portfolio securities held by advisory clients and/or their review of the periodic proxy voting record reports that the GPVSC Chair distributes to AM portfolio managers and AM research analysts.

3
As mentioned above, the GPVSC votes proxies (i) where neither a specific client instruction nor a Guideline directs how the proxy should be voted, (ii) where the Guidelines specify that an issue is to be determined on a case by case basis or (iii) where voting in accordance with the Guidelines may not be in the best economic interests of clients.

4
The Proxy Vendor Oversight, who serves as the non-voting secretary of the GPVSC, may receive routine calls from proxy solicitors and other parties interested in a particular proxy vote.  Any contact that attempts to exert improper pressure or influence shall be reported to the Conflicts of Interest Management Sub-Committee.

Attachment A – Global Proxy Voting Guidelines

Deutsche Asset Management

Global Proxy Voting Guidelines

As Amended October 2010

[GRAPHIC OMITTED]

Table of contents

I	Board Of Directors And Executives

A	Election Of Directors

B	Classified Boards Of Directors

C	Board And Committee Independence

D	Liability And Indemnification Of Directors

E	Qualifications Of Directors

F	Removal Of Directors And Filling Of Vacancies

G	Proposals To Fix The Size Of The Board

H	Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

I	Proposals to Restrict Supervisory Board Members Service on Multiple Boards

J	Proposals to Establish Audit Committees

II	Capital Structure

A	Authorization Of Additional Shares

B	Authorization Of “Blank Check” Preferred Stock

C	Stock Splits/Reverse Stock Splits

D	Dual Class/Supervoting Stock

E	Large Block Issuance

F	Recapitalization Into A Single Class Of Stock

G	Share Repurchases

H	Reductions In Par Value

III	Corporate Governance Issues

A	Confidential Voting

B	Cumulative Voting

C	Supermajority Voting Requirements

D	Shareholder Right To Vote

IV	Compensation

A	Establishment of a Remuneration Committee

B	Executive And Director Stock Option Plans

C	Employee Stock Option/Purchase Plans

D	Golden Parachutes

E	Proposals To Limit Benefits Or Executive Compensation

F	Option Expensing

G	Management board election and motion

H	Remuneration (variable pay)

I	Long-term incentive plans

J	Shareholder Proposals Concerning “Pay For Superior Performance”

K	Executive Compensation Advisory

V	Anti-Takeover Related Issues

A	Shareholder Rights Plans (“Poison Pills”)

B	Reincorporation

C	Fair-Price Proposals

D	Exemption From State Takeover Laws

E	Non-Financial Effects Of Takeover Bids

VI	Mergers & Acquisitions

VII	Social & Political Issues

A	Labor & Human Rights

B	Diversity & Equality

C	Health & Safety

D	Government/Military

E	Tobacco

F	Principles for Responsible Investment (“PRI”)Environmental Issues

VIII	Miscellaneous Items

A	Ratification Of Auditors

B	Limitation Of Non-Audit Services Provided By Independent Auditor

C	Audit Firm Rotation

D	Transaction Of Other Business

E	Motions To Adjourn The Meeting

F	Bundled Proposals

G	Change Of Company Name

H	Proposals Related To The Annual Meeting

I	Reimbursement Of Expenses Incurred From Candidate Nomination

J	Investment Company Proxies

K	International Proxy Voting

These Guidelines may reflect a voting position that differs from the actual practices of the public company(ies) within the Deutsche Bank organization or of the investment companies for which AM or an affiliate serves as investment adviser or sponsor.

NOTE: Because of the unique structure and regulatory scheme applicable to closed-end investment companies, the voting guidelines (particularly those related to governance issues) generally will be inapplicable to holdings of closed-end investment companies.  As a result, determinations on the appropriate voting recommendation for closed-end investment company shares will be made on a case-by-case basis.

I.           Board of Directors and Executives

A.           Election of Directors

Routine: AM Policy is to vote “for” the uncontested election of directors. Votes for a director in an uncontested election will be withheld in cases where a director has shown an inability to perform his/her duties in the best interests of the shareholders.

Proxy contest: In a proxy contest involving election of directors, a case-by-case voting decision will be made based upon analysis of the issues involved and the merits of the incumbent and dissident slates of directors. AM will incorporate the decisions of a third party proxy research vendor, currently, Institutional Shareholder Services (“ISS”) subject to review by the Proxy Voting Sub-Committee (GPVSC) as set forth in the AM’s Proxy Voting Policies and Procedures.

Rationale: The large majority of corporate directors fulfill their fiduciary obligation and in most cases support for management’s nominees is warranted. As the issues relevant to a contested election differ in each instance, those cases must be addressed as they arise.

B.           Classified Boards of Directors

AM policy is to vote against proposals to classify the board and for proposals to repeal classified boards and elect directors annually.

Rationale: Directors should be held accountable on an annual basis. By entrenching the incumbent board, a classified board may be used as an anti-takeover device to the detriment of the shareholders in a hostile take-over situation.

C.           Board and Committee Independence

AM policy is to vote:

1.	“For” proposals that require that a certain percentage (majority up to 66 2/3%) of members of a board of directors be comprised of independent or unaffiliated directors.

2.	“For” proposals that require all members of a company's compensation, audit, nominating, or other similar committees be comprised of independent or unaffiliated directors.

3.	“Against” shareholder proposals to require the addition of special interest, or constituency, representatives to boards of directors.

4.	“For” separation of the Chairman and CEO positions.

5.	“Against” proposals that require a company to appoint a Chairman who is an independent director.

Rationale: Board independence is a cornerstone of effective governance and accountability. A board that is sufficiently independent from management assures that shareholders' interests are adequately represented.  However, the Chairman of the board must have sufficient involvement in and experience with the operations of the company to perform the functions required of that position and lead the company.

No director qualifies as 'independent' unless the board of directors affirmatively determines that the director has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company).

Whether a director is in fact not "independent" will depend on the laws and regulations of the primary market for the security and the exchanges, if any, on which the security trades.

D.           Liability and Indemnification of Directors

AM policy is to vote “for” management proposals to limit directors' liability and to broaden the indemnification of directors, unless broader indemnification or limitations on directors' liability would effect shareholders' interests in pending litigation.

Rationale: While shareholders want directors and officers to be responsible for their actions, it is not in the best interests of the shareholders for them to be to risk averse. If the risk of personal liability is too great, companies may not be able to find capable directors willing to serve. We support expanding coverage only for actions taken in good faith and not for serious violations of fiduciary obligation or negligence.

E.           Qualifications of Directors

AM policy is to follow management’s recommended vote on either management or shareholder proposals that set retirement ages for directors or require specific levels of stock ownership by directors.

Rationale: As a general rule, the board of directors, and not the shareholders, is most qualified to establish qualification policies.

F.           Removal of Directors and Filling of Vacancies

AM policy is to vote “against” proposals that include provisions that directors may be removed only for cause or proposals that include provisions that only continuing directors may fill board vacancies.

Rationale: Differing state statutes permit removal of directors with or without cause.  Removal of directors for cause usually requires proof of self-dealing, fraud or misappropriation of corporate assets, limiting shareholders' ability to remove directors except under extreme circumstances. Removal without cause requires no such showing.

Allowing only incumbent directors to fill vacancies can serve as an anti-takeover device, precluding shareholders from filling the board until the next regular election.

G.           Proposals to Fix the Size of the Board

AM policy is to vote:

1.	“For” proposals to fix the size of the board unless: (a) no specific reason for the proposed change is given; or (b) the proposal is part of a package of takeover defenses.

2.	“Against” proposals allowing management to fix the size of the board without shareholder approval.

Rationale: Absent danger of anti-takeover use, companies should be granted a reasonable amount of flexibility in fixing the size of its board.

H.           Proposals to Restrict Chief Executive Officer’s Service on Multiple Boards

AM policy is to vote “For” proposals to restrict a Chief Executive Officer from serving on more than three outside boards of directors.

Rationale:  Chief Executive Officer must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

I.           Proposals to Restrict Supervisory Board Members Service on Multiple Boards (For FFT Securities)

AM policy is to vote “for” proposals to restrict a Supervisory Board Member from serving on more than five supervisory boards.

Rationale:  We consider a strong, independent and knowledgeable supervisory board as important counter-balance to executive management to ensure that the interests of shareholders are fully reflected by the company.

Full information should be disclosed in the annual reports and accounts to allow all shareholders to judge the success of the supervisory board controlling their company.

Supervisory Board Member must have sufficient time to ensure that shareholders’ interests are represented adequately.

Note:  A director’s service on multiple closed-end fund boards within a fund complex are treated as service on a single Board for the purpose of the proxy voting guidelines.

J.           Proposals to Establish Audit Committees (For FFT and U.S. Securities)

AM policy is to vote “for” proposals that require the establishment of audit committees.

Rationale: The audit committee should deal with accounting and risk management related questions, verifies the independence of the auditor with due regard to possible conflicts of interest. It also should determine the procedure of the audit process.

II.           Capital Structure

A.           Authorization of Additional Shares (For U.S. Securities)

AM policy is to vote “for” proposals to increase the authorization of existing classes of stock that do not exceed a 3:1 ratio of shares authorized to shares outstanding for a large cap company, and do not exceed a 4:1 ratio of shares authorized to shares outstanding for a small-midcap company (companies having a market capitalization under one billion U.S. dollars.).

Rationale: While companies need an adequate number of shares in order to carry on business, increases requested for general financial flexibility must be limited to protect shareholders from their potential use as an anti-takeover device. Requested increases for specifically designated, reasonable business purposes (stock split, merger, etc.) will be considered in light of those purposes and the number of shares required.

B.           Authorization of “Blank Check” Preferred Stock (For U.S. Securities)

AM policy is to vote:

1.
“Against” proposals to create blank check preferred stock or to increase the number of authorized shares of blank check preferred stock unless the company expressly states that the stock will not be used for anti-takeover purposes and will not be issued without shareholder approval.

2.	“For” proposals mandating shareholder approval of blank check stock placement.

Rationale: Shareholders should be permitted to monitor the issuance of classes of preferred stock in which the board of directors is given unfettered discretion to set voting, dividend, conversion and other rights for the shares issued.

C.           Stock Splits/Reverse Stock Splits

AM policy is to vote “for” stock splits if a legitimate business purpose is set forth and the split is in the shareholders' best interests. A vote is cast “for” a reverse stock split only if the number of shares authorized is reduced in the same proportion as the reverse split or if the effective increase in authorized shares (relative to outstanding shares) complies with the proxy guidelines for common stock increases (see, Section II.A, above.)

Rationale: Generally, stock splits do not detrimentally effect shareholders. Reverse stock splits, however, may have the same result as an increase in authorized shares and should be analyzed accordingly.

D.           Dual Class/Supervoting Stock

AM policy is to vote “against” proposals to create or authorize additional shares of super-voting stock or stock with unequal voting rights.

Rationale: The “one share, one vote” principal ensures that no shareholder maintains a voting interest exceeding their equity interest in the company.

E.           Large Block Issuance (For U.S. Securities)

AM policy is to address large block issuances of stock on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Additionally, AM supports proposals requiring shareholder approval of large block issuances.

Rationale: Stock issuances must be reviewed in light of the business circumstances leading to the request and the potential impact on shareholder value.

F.           Recapitalization into a Single Class of Stock

AM policy is to vote “for” recapitalization plans to provide for a single class of common stock, provided the terms are fair, with no class of stock being unduly disadvantaged.

Rationale: Consolidation of multiple classes of stock is a business decision that may be left to the board and/management if there is no adverse effect on shareholders.

G.           Share Repurchases

AM policy is to vote “for” share repurchase plans provided all shareholders are able to participate on equal terms.

Rationale: Buybacks are generally considered beneficial to shareholders because they tend to increase returns to the remaining shareholders.

H.           Reductions in Par Value

AM policy is to vote “for” proposals to reduce par value, provided a legitimate business purpose is stated (e.g., the reduction of corporate tax responsibility.)

Rationale: Usually, adjustments to par value are a routine financial decision with no substantial impact on shareholders.

III.           Corporate Governance Issues

A.           Confidential Voting

AM policy is to vote “for” proposals to provide for confidential voting and independent tabulation of voting results and to vote “against” proposals to repeal such provisions.

Rationale: Confidential voting protects the privacy rights of all shareholders.  This is particularly important for employee-shareholders or shareholders with business or other affiliations with the company, who may be vulnerable to coercion or retaliation when opposing management. Confidential voting does not interfere with the ability of corporations to communicate with all shareholders, nor does it prohibit shareholders from making their views known directly to management.

B.           Cumulative Voting (For U.S. Securities)

AM policy is to vote “against” shareholder proposals requesting cumulative voting and “for”management proposals to eliminate it.  The protections afforded shareholders by cumulative voting are not necessary when a company has a history of good performance and does not have a concentrated ownership interest. Accordingly, a vote is cast “against” cumulative voting and “for” proposals to eliminate it if:

a)	The company has a five year return on investment greater than the relevant industry index,

b)	All directors and executive officers as a group beneficially own less than 10% of the outstanding stock, and

c)	No shareholder (or voting block) beneficially owns 15% or more of the company.

Thus, failure of any one of the three criteria results in a vote for cumulative voting in accordance with the general policy.

Rationale: Cumulative voting is a tool that should be used to ensure that holders of a significant number of shares may have board representation; however, the presence of other safeguards may make their use unnecessary.

C.           Supermajority Voting Requirements

AM policy is to vote “against” management proposals to require a supermajority vote to amend the charter or bylaws and to vote “for” shareholder proposals to modify or rescind existing supermajority requirements.

*Exception made when company holds a controlling position and seeks to lower threshold to maintain control and/or make changes to corporate by-laws.

Rationale: Supermajority voting provisions violate the democratic principle that a simple majority should carry the vote. Setting supermajority requirements may make it difficult or impossible for shareholders to remove egregious by-law or charter provisions. Occasionally, a company with a significant insider held position might attempt to lower a supermajority threshold to make it easier for management to approve provisions that may be detrimental to shareholders. In that case, it may not be in the shareholders interests to lower the supermajority provision.

D.           Shareholder Right to Vote

AM policy is to vote “against” proposals that restrict the right of shareholders to call special meetings, amend the bylaws, or act by written consent. Policy is to vote “for” proposals that remove such restrictions.

Rationale: Any reasonable means whereby shareholders can make their views known to management or effect the governance process should be supported.

IV.           Compensation

Annual Incentive Plans or Bonus Plans are often submitted to shareholders for approval.  These plans typically award cash to executives based on company performance.  Deutsche Bank believes that the responsibility for executive compensation decisions rest with the board of directors and/or the compensation committee, and its policy is not to second-guess the board’s award of cash compensation amounts to executives unless a particular award or series of awards is deemed excessive.  If stock options are awarded as part of these bonus or incentive plans, the provisions must meet Deutsche Bank’s criteria regarding stock option plans, or similar stock-based incentive compensation schemes, as set forth below.

A.           Establishment of a Remuneration Committee (For FFT Securities)

AM policy is to vote “for” proposals that require the establishment of a remuneration committee.

Rationale:  Corporations should disclose in each annual report or proxy statement their policies on remuneration. Essential details regarding executive remuneration including share options, long-term incentive plans and bonuses, should be disclosed in the annual report, so that investors can judge whether corporate pay policies and practices meet the standard.

The remuneration committee shall not comprise any board members and should be sensitive to the wider scene on executive pay.  It should ensure that performance-based elements of executive pay are designed to align the interests of shareholders.

B.           Executive and Director Stock Option Plans

AM policy is to vote “for” stock option plans that meet the following criteria:

(1)
The resulting dilution of existing shares is less than (a) 15 percent of outstanding shares for large capital corporations or (b) 20 percent of outstanding shares for small-mid capital companies (companies having a market capitalization under one billion U.S. dollars.)

(2)
The transfer of equity resulting from granting options at less than FMV is no greater than 3% of the over-all market capitalization of large capital corporations, or 5% of market cap for small-mid capital companies.

(3)	The plan does not contain express repricing provisions and, in the absence of an express statement that options will not be repriced; the company does not have a history of repricing options.

(4)	The plan does not grant options on super-voting stock.

AM will support performance-based option proposals as long as a) they do not mandate that all options granted by the company must be performance based, and b) only certain high-level executives are subject to receive the performance based options.

AM will support proposals to eliminate the payment of outside director pensions.

Rationale: Determining the cost to the company and to shareholders of stock-based incentive plans raises significant issues not encountered with cash-based compensation plans. These include the potential dilution of existing shareholders' voting power, the transfer of equity out of the company resulting from the grant and execution of options at less than FMV and the authority to reprice or replace underwater options. Our stock option plan analysis model seeks to allow reasonable levels of flexibility for a company yet still protect shareholders from the negative impact of excessive stock compensation. Acknowledging that small mid-capital corporations often rely more heavily on stock option plans as their main source of executive compensation and may not be able to compete with their large capital competitors with cash compensation, we provide slightly more flexibility for those companies.

C.           Employee Stock Option/Purchase Plans

AM policy is to vote for employee stock purchase plans (ESPP's) when the plan complies with Internal Revenue Code 423, allowing non-management employees to purchase stock at 85% of FMV.

AM policy is to vote “for” employee stock option plans (ESOPs) provided they meet the standards for stock option plans in general. However, when computing dilution and transfer of equity, ESOPs are considered independently from executive and director option plans.

Rationale: ESOPs and ESPP’s encourage rank-and-file employees to acquire an ownership stake in the companies they work for and have been shown to promote employee loyalty and improve productivity.

D.           Golden Parachutes

AM policy is to vote “for” proposals to require shareholder approval of golden parachutes and for proposals that would limit golden parachutes to no more than three times base compensation. Policy is to vote “against” more restrictive shareholder proposals to limit golden parachutes.

Rationale: In setting a reasonable limitation, AM considers that an effective parachute should be less attractive than continued employment and that the IRS has opined that amounts greater than three times annual salary, are excessive.

E.           Proposals to Limit Benefits or Executive Compensation

AM policy is to vote “against”

1.	Proposals to limit benefits, pensions or compensation and

2.	Proposals that request or require disclosure of executive compensation greater than the disclosure required by Securities and Exchange Commission (SEC) regulations.

Rationale: Levels of compensation and benefits are generally considered to be day-to-day operations of the company, and are best left unrestricted by arbitrary limitations proposed by shareholders.

F.           Option Expensing

AM policy is to support proposals requesting companies to expense stock options.

Rationale: Although companies can choose to expense options voluntarily, the Financial Accounting Standards Board (FASB) does not yet require it, instead allowing companies to disclose the theoretical value of options as a footnote. Because the expensing of stock options lowers earnings, most companies elect not to do so. Given the fact that options have become an integral component of compensation and their exercise results in a transfer of shareholder value, AM agrees that their value should not be ignored and treated as “no cost” compensation. The expensing of stock options would promote more modest and appropriate use of stock options in executive compensation plans and present a more accurate picture of company operational earnings.

G.            Management board election and motion (For FFT Securities)

AM policy is to vote “against”:

•	the election of board members with positions on either remuneration or audit committees;
•	the election of supervisory board members with too many supervisory board mandates;
•	“automatic” election of former board members into the supervisory board.

Rationale:  Management as an entity, and each of its members, are responsible for all actions of the company, and are - subject to applicable laws and regulations - accountable to the shareholders as a whole for their actions.

Sufficient information should be disclosed in the annual company report and account to allow shareholders to judge the success of the company.

H.           Remuneration (variable pay): (For FFT Securities)

Executive remuneration for Management Board

AM policy is to vote “for” remuneration for Management Board that is transparent and linked to results.

Rationale:  Executive compensation should motivate management and align the interests of management with the shareholders. The focus should be on criteria that prevent excessive remuneration; but enable the company to hire and retain first-class professionals.

Shareholder interests are normally best served when management is remunerated to optimize long-term returns. Criteria should include suitable measurements like return on capital employed or economic value added.

Interests should generally also be correctly aligned when management own shares in the company – even more so if these shares represent a substantial portion of their own wealth.

Its disclosure shall differentiate between fixed pay, variable (performance related) pay and long-term incentives, including stock option plans with valuation ranges as well as pension and any other significant arrangements.

Executive remuneration for Supervisory Board

AM policy is to vote “for” remuneration for Supervisory Board that is at least 50% in fixed form.

Rationale:  It would normally be preferable if performance linked compensation were not based on dividend payments, but linked to suitable result based parameters. Consulting and procurement services should also be published in the company report.

I.           Long-term incentive plans (For FFT Securities)

AM policy is to vote “for” long-term incentive plans for members of a management board that reward for above average company performance.

Rationale: Incentive plans will normally be supported if they:

•	directly align the interests of members of management boards with those of shareholders;
•	establish challenging performance criteria to reward only above average performance;
•	measure performance by total shareholder return in relation to the market or a range of comparable companies;
•	are long-term in nature and encourage long-term ownership of the shares once exercised through minimum holding periods;
•	do not allow a repricing of the exercise price in stock option plans.

J.           Shareholder Proposals Concerning “Pay for Superior Performance”

AM policy is to address pay for superior performance proposals on a case-by-case basis, incorporating the recommendation of an independent third party proxy research firm (currently ISS) subject to review by the GPVSC as set forth in AM’s Proxy Policies and Procedures.

Rationale: While AM agrees that compensation issues are better left to the discretion of management, they appreciate the need to monitor for excessive  compensation practices on a case by case basis. If, after a review of the ISS metrics, AM is comfortable with ISS’s applying this calculation and will vote according to their recommendation.

K.           Executive Compensation Advisory

AM policy is to follow management’s recommended vote on shareholder proposals to propose an advisory resolution seeking to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis.

Rationale: AM believes that controls exist within senior management and corporate compensation committees, ensuring fair compensation to executives. This might allow shareholders to require approval for all levels of management’s compensation.

V.           Anti-Takeover Related Issues

A.           Shareholder Rights Plans (“Poison Pills”)

AM policy is to vote “for” proposals to require shareholder ratification of poison pills or that request boards to redeem poison pills, and to vote “against” the adoption of poison pills if they are submitted for shareholder ratification.

Rationale: Poison pills are the most prevalent form of corporate takeover defenses and can be (and usually are) adopted without shareholder review or consent. The potential cost of poison pills to shareholders during an attempted takeover outweighs the benefits.

B.           Reincorporation

AM policy is to examine reincorporation proposals on a case-by-case basis.  The voting decision is based on: (1) differences in state law between the existing state of incorporation and the proposed state of incorporation; and (2) differences between the existing and the proposed charter/bylaws/articles of incorporation and their effect on shareholder rights. If changes resulting from the proposed reincorporation violate the corporate governance principles set forth in these guidelines, the reincorporation will be deemed contrary to shareholder’s interests and a vote cast “against.”

Rationale: Reincorporations can be properly analyzed only by looking at the advantages and disadvantages to their shareholders. Care must be taken that anti-takeover protection is not the sole or primary result of a proposed change.

C.           Fair-Price Proposals

AM policy is to vote “for” management fair-price proposals, provided that: (1) the proposal applies only to two-tier offers; (2) the proposal sets an objective fair-price test based on the highest price that the acquirer has paid for a company's shares; (3) the supermajority requirement for bids that fail the fair-price test is no higher than two-thirds of the outstanding shares; (4) the proposal contains no other anti-takeover provisions or provisions that restrict shareholders rights.

A vote is cast for shareholder proposals that would modify or repeal existing fair-price requirements that do not meet these standards.

Rationale: While fair price provisions may be used as anti-takeover devices, if adequate provisions are included, they provide some protection to shareholders who have some say in their application and the ability to reject those protections if desired.

D.           Exemption from state takeover laws

AM policy is to vote “for” shareholder proposals to opt out of state takeover laws and to vote “against” management proposals requesting to opt out of state takeover laws.

Rationale: Control share statutes, enacted at the state level, may harm long-term share value by entrenching management. They also unfairly deny certain shares their inherent voting rights.

E.           Non-financial Effects of Takeover Bids

Policy is to vote “against” shareholder proposals to require consideration of non-financial effects of merger or acquisition proposals.

Rationale: Non-financial effects may often be subjective and are secondary to AM’s stated purpose of acting in its client’s best economic interest.

VI.           Mergers & Acquisitions

Evaluation of mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) are performed on a case-by-case basis incorporating information from an independent proxy research source (currently ISS.) Additional resources including portfolio management and research analysts may be considered as set forth in AM’s Policies and Procedures.

VII.           Social, Environmental & Political Issues

Social and environmental issues are becoming increasingly important to corporate success. We incorporate social and environmental considerations into both our investment decisions and our proxy voting decisions – particularly if the financial performance of the company could be impacted.  In addition, AM has incorporated the Principles for Responsible Investment (PRI) in these Proxy Voting Guidelines.

A.           Labor & Human Rights

AM policy is to vote “against” adopting global codes of conduct or workplace standards exceeding those mandated by law.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies

B.           Diversity & Equality

1.	AM policy is to vote “against” shareholder proposals to force equal employment opportunity, affirmative action or board diversity.

Rationale: Compliance with State and Federal legislation along with information made available through filings with the EEOC provides sufficient assurance that companies act responsibly and make information public.

2.	AM policy is also to vote “against” proposals to adopt the Mac Bride Principles. The Mac Bride Principles promote fair employment, specifically regarding religious discrimination.

Rationale: Compliance with the Fair Employment Act of 1989 makes adoption of the Mac Bride Principles redundant. Their adoption could potentially lead to charges of reverse discrimination.

C.           Health & Safety

1.	AM policy is to vote “against” adopting a pharmaceutical price restraint policy or reporting pricing policy changes.

Rationale: Pricing is an integral part of business for pharmaceutical companies and should not be dictated by shareholders (particularly pursuant to an arbitrary formula.) Disclosing pricing policies may also jeopardize a company’s competitive position in the marketplace.

2.	AM policy is to vote “against” shareholder proposals to control the use or labeling of and reporting on genetically engineered products.

Rationale: Additional requirements beyond those mandated by law are deemed unnecessary and potentially burdensome to companies.

D.           Government/Military

1.
AM policy is to vote against shareholder proposals regarding the production or sale of military arms or nuclear or space-based weapons, including proposals seeking to dictate a company's interaction with a particular foreign country or agency.

Rationale: Generally, management is in a better position to determine what products or industries a company can and should participate in. Regulation of the production or distribution of military supplies is, or should be, a matter of government policy.

2.	AM policy is to vote “against” shareholder proposals regarding political contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

3.	AM policy is to vote “against” shareholder proposals regarding charitable contributions and donations.

Rationale: The Board of Directors and Management, not shareholders, should evaluate and determine the recipients of any contributions made by the company.

E.           Tobacco

1.
AM policy is to vote “against” shareholder proposals requesting additional standards or reporting requirements for tobacco companies as well as “against” requesting companies to report on the intentional manipulation of nicotine content.

Rationale: Where a tobacco company’s actions meet the requirements of legal and industry standards, imposing additional burdens may detrimentally effect a company's ability to compete. The disclosure of nicotine content information could affect the company's rights in any pending or future litigation.

2.	Shareholder requests to spin-off or restructure tobacco businesses will be opposed.

Rationale: These decisions are more appropriately left to the Board and management, and not to shareholder mandate.

F.           Principles for Responsible Investment

AM policy is to engage actively with companies on ESG issues and participate in collaborative engagement initiatives. In this context, AM is willing to participate in the development of policy, regulation and standard setting (such as promoting and protecting shareholder rights). AM could support shareholder initiatives and also file shareholder resolutions with long term ESG considerations and improved ESG disclosure, when applicable. In addition, AM could ask for standardized ESG reporting and issues to be integrated within annual financial reports.

G.           Environmental Issues

AM policy is to vote “for” increased disclosure on CERES Principles, ESG issues or other similar environmental mandates (e.g., those relating to Greenhouse gas emissions or the use of nuclear power) and to follow management's recommended vote on all other matters related to the above issues.

Rationale: Environmental issues are extensively regulated by outside agencies and compliance with additional requirements often involves significant cost to companies.

VIII.           Miscellaneous Items

A.           Ratification of Auditors

AM policy is to vote “for” a) the management recommended selection of auditors and b) proposals to require shareholder approval of auditors.

Rationale: Absent evidence that auditors have not performed their duties adequately, support for management’s nomination is warranted.

B.           Limitation of non-audit services provided by independent auditor

AM policy is to support proposals limiting non-audit fees to 50% of the aggregate annual fees earned by the firm retained as a company's independent auditor.

Rationale: In the wake of financial reporting problems and alleged audit failures at a number of companies, AM supports the general principle that companies should retain separate firms for audit and consulting services to avoid potential conflicts of interest. However, given the protections afforded by the recently enacted Sarbanes-Oxley Act of 2002 (which requires Audit Committee pre-approval for non-audit services and prohibits auditors from providing specific types of services), and the fact that some non-audit services are legitimate audit-related services, complete separation of audit and consulting fees may not be warranted. A reasonable limitation is appropriate to help ensure auditor independence and it is reasonable to expect that audit fees exceed non-audit fees.

C.           Audit firm rotation

AM policy is to support proposals seeking audit firm rotation unless the rotation period sought is less than five years.

Rationale: While the Sarbanes-Oxley Act mandates that the lead audit partner be switched every five years, AM believes that rotation of the actual audit firm would provide an even stronger system of checks and balances on the audit function.

D.           Transaction of Other Business

AM policy is to vote against “transaction of other business” proposals.

Rationale: This is a routine item to allow shareholders to raise other issues and discuss them at the meeting. As the nature of these issues may not be disclosed prior to the meeting, we recommend a vote against these proposals. This protects shareholders voting by proxy (and not physically present at a meeting) from having action taken at the meeting that they did not receive proper notification of or sufficient opportunity to consider.

E.           Motions to Adjourn the Meeting

AM Policy is to vote against proposals to adjourn the meeting.

Rationale: Management may seek authority to adjourn the meeting if a favorable outcome is not secured. Shareholders should already have had enough information to make a decision. Once votes have been cast, there is no justification for management to continue spending time and money to press shareholders for support.

F.           Bundled Proposals

AM policy is to vote against bundled proposals if any bundled issue would require a vote against it if proposed individually.

Rationale: Shareholders should not be forced to “take the good with the bad” in cases where the proposals could reasonably have been submitted separately.

G.           Change of Company Name

AM policy is to support management on proposals to change the company name.

Rationale: This is generally considered a business decision for a company.

H.           Proposals Related to the Annual Meeting

AM Policy is to vote in favor of management for proposals related to the conduct of the annual meeting (meeting time, place, etc.)

Rationale: These are considered routine administrative proposals.

I.           Reimbursement of Expenses Incurred from Candidate Nomination

AM policy is to follow management’s recommended vote on shareholder proposals related to the amending of company bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors.

Rationale: Corporations should not be liable for costs associated with shareholder proposals for directors.

J.           Investment Company Proxies

Proxies solicited by investment companies are voted in accordance with the recommendations of an independent third party, currently ISS.  However, regarding investment companies for which AM or an affiliate serves as investment adviser or principal underwriter, such proxies are voted in the same proportion as the vote of all other shareholders. Proxies solicited by master funds from feeder funds will be voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

Investment companies, particularly closed-end investment companies, are different from traditional operating companies. These differences may call for differences in voting positions on the same matter. For example, AM could vote “for” staggered boards of closed-end investment companies, although AM generally votes “against” staggered boards for operating companies. Further, the manner in which AM votes investment company proxies may differ from proposals for which a AM-advised investment company solicits proxies from its shareholders.  As reflected in the Guidelines, proxies solicited by closed-end (and open-end) investment companies are voted in accordance with the pre-determined guidelines of an independent third-party.

Subject to participation agreements with certain Exchange Traded Funds ("ETF") issuers that have received exemptive orders from the U.S. Securities and Exchange Commission allowing investing DWS funds to exceed the limits set forth in Section 12(d)(1)(A) and (B) of the Investment Company Act of 1940, DeAM will echo vote proxies for ETFs in which Deutsche Bank holds more than 25% of outstanding voting shares globally when required to do so by participation agreements and SEC orders.

Note: With respect to the Central Cash Management Fund (registered under the Investment Company Act of 1940), the Fund is not required to engage in echo voting and the investment adviser will use these Guidelines, and may determine, with respect to the Central Cash Management Fund, to vote contrary to the positions in the Guidelines, consistent with the Fund’s best interest.

K.           International Proxy Voting

The above guidelines pertain to issuers organized in the United States, Canada and Germany.  Proxies solicited by other issuers are voted in accordance with international guidelines or the recommendation of ISS and in accordance with applicable law and regulation.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Portfolio Manager Disclosure

The following individual handles the day-to-day management of the Fund.

Gary Russell, CFA, Managing Director of Deutsche Asset Management and Lead Portfolio Manager of the Fund.

•	Joined Deutsche Asset Management in 1996 and the Fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

•	Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

•	BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business.

Compensation of Portfolio Managers
Portfolio managers are paid on a Total Compensation basis, which includes: (i) fixed pay (base salary), which is linked to job function, responsibilities and internal and external peer comparison, and (ii) variable pay , which is linked to investment performance, individual contributions to the team, and the overall financial results of both Deutsche Asset Management and Deutsche Bank AG. Variable pay can be delivered via a short-term and/or long-term vehicle, namely cash, restricted equity awards, and/or restricted incentive awards.  Variable pay comprises a greater proportion of total compensation as the portfolio manager’s seniority and total compensation level increase.  The proportion of variable pay delivered via a long-term incentive award, which is subject to clawback, will increase significantly as the amount of variable pay increases.  All variable pay delivered via a long-term incentive award is subject to clawback.
To evaluate its investment professionals, Deutsche Asset Management reviews investment performance for all accounts managed in relation to both account peer group and benchmark related data (i.e., appropriate Morningstar peer group universes and/or benchmark index(es) with respect to each account). The ultimate goal of this process is to evaluate the degree to which investment professionals deliver investment performance that meets or exceeds their clients’ risk and return objectives. When determining Total Compensation, Deutsche Asset Management considers a number of quantitative and qualitative factors:

•	Quantitative measures (e.g. one-, three- and five-year pre-tax returns versus the benchmark and appropriate peer group, taking risk targets into account) are utilized to measure performance.

•	Qualitative measures (e.g. adherence to, as well as contributions to, the enhancement of the investment process) are included in the performance review.

•
Other factors (e.g. teamwork, adherence to compliance rules, risk management and "living the values" of Deutsche Asset Management) are included as part of a discretionary component of the review process, giving management the ability to consider additional markers of performance on a subjective basis.

Fund Ownership of Portfolio Managers
The following table shows the dollar range of shares owned beneficially and of record by each member of the Fund’s portfolio management team in the Fund as well as in all DWS Funds as a group (i.e. those funds advised by Deutsche Asset Management or its affiliates), including investments by their immediate family members sharing the same household and amounts invested through retirement and deferred compensation plans.   This information is provided as of the Fund’s most recent fiscal year end.

Name of Portfolio Manager	Dollar Range of Fund Shares Owned	Dollar Range of All DWS Fund Shares Owned
Gary Russell	-	$100,001 - $500,000

Conflicts of Interest
In addition to managing the assets of the Fund, the Fund’s portfolio managers may have responsibility for managing other client accounts of the Advisor or its affiliates.  The tables below show, for each portfolio manager, the number and asset size of (1) SEC registered investment companies (or series thereof) other than the Fund, (2) pooled investment vehicles that are not registered investment companies and (3) other accounts (e.g., accounts managed for individuals or organizations) managed by each portfolio manager.  Total assets attributed to each portfolio manager in the tables below include total assets of each account managed by them, although the manager may only manage a portion of such account’s assets.  For Funds subadvised by subadvisors unaffiliated with DIMA, total assets of Funds managed may only include assets allocated to the portfolio manager and not the total assets of each Fund managed.  The tables also show the number of performance based fee accounts, as well as the total assets of the accounts for which the advisory fee is based on the performance of the account.  This information is provided as of the Fund’s most recent fiscal year end.

Other SEC Registered Investment Companies Managed:

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	11	$5,976,485,928	-	-

Other Pooled Investment Vehicles Managed:

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicle Accounts with Performance-Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	-	-	-	-

Other Accounts Managed:

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fee	Total Assets of Performance- Based Fee Accounts
Gary Russell	1	$517,990,775	-	-

In addition to the accounts above, an investment professional may manage accounts in a personal capacity that may include holdings that are similar to, or the same as, those of the Funds.  The Advisor has in place a Code of Ethics that is designed to address conflicts of interest and that, among other things, imposes restrictions on  the ability of portfolio managers and other “access persons” to invest in securities that may be recommended or traded in the Funds and other client accounts.

Real, potential or apparent conflicts of interest may arise when a portfolio manager has day-to-day portfolio management responsibilities with respect to more than one fund or account, including the following:

•
Certain investments may be appropriate for the Fund and also for other clients advised by the Advisor, including other client accounts managed by the Fund’s portfolio management team.  Investment decisions for the Fund and other clients are made with a view to achieving their respective investment objectives and after consideration of such factors as their current holdings, availability of cash for investment and the size of their investments generally. A particular security may be bought or sold for only one client or in different amounts and at different times for more than one but less than all clients. Likewise, because clients of the Advisor may have differing investment strategies, a particular security may be bought for one or more clients when one or more other clients are selling the security. The investment results achieved for the Fund may differ from the results achieved for other clients of the Advisor.  In addition, purchases or sales of the same security may be made for two or more clients on the same day.  In such event, such transactions will be allocated among the clients in a manner believed by the Advisor to be most equitable to each client, generally utilizing a pro rata allocation methodology.  In some cases, the allocation procedure could potentially have an adverse effect or positive effect on the price or amount of the securities purchased or sold by the Fund.  Purchase and sale orders for the Fund may be combined with those of other clients of the Advisor in the interest of achieving the most favorable net results to the Fund and the other clients.

•
To the extent that a portfolio manager has responsibilities for managing multiple client accounts, a portfolio manager will need to divide time and attention among relevant accounts. The Advisor attempts to minimize these conflicts by aligning its portfolio management teams by investment strategy and by employing similar investment models across multiple client accounts.

•
In some cases, an apparent conflict may arise where the Advisor has an incentive, such as a performance-based fee, in managing one account and not with respect to other accounts it manages.  The Advisor will not determine allocations based on whether it receives a performance-based fee from the client.   Additionally, the Advisor has in place supervisory oversight processes to periodically monitor performance deviations for accounts with like strategies.

•
The Advisor and its affiliates and the investment team of each Fund may manage other mutual funds and separate accounts on a long only or a long-short basis. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time. The Advisor has adopted procedures that it believes are reasonably designed to mitigate these and other potential conflicts of interest. Included in these procedures are specific guidelines developed to provide fair and equitable treatment for all clients whose accounts are managed by each Fund’s portfolio management team. The Advisor and the portfolio management team have established monitoring procedures, a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

The Advisor is owned by Deutsche Bank AG, a multi-national financial services company. Therefore, the Advisor is affiliated with a variety of entities that provide, and/or engage in commercial banking, insurance, brokerage, investment banking, financial advisory, broker-dealer activities (including sales and trading), hedge funds, real estate and private equity investing, in addition to the provision of investment management services to institutional and individual investors. Since Deutsche Bank AG, its affiliates, directors, officers and employees (the “Firm”) are engaged in businesses and have interests in addition to managing asset management accounts, such wide ranging activities involve real, potential or apparent conflicts of interest. These interests and activities include potential advisory, transactional and financial activities and other interests in securities and companies that may be directly or indirectly purchased or sold by the Firm for its clients’ advisory accounts. The Advisor may take investment positions in securities in which other clients or related persons within the Firm have different investment positions. There may be instances in which the Advisor is purchasing or selling for its client accounts, or pursuing an outcome in the context of a workout or restructuring with respect to, securities in which the Firm is undertaking the same or differing strategy in other businesses or other client accounts. These are considerations of which advisory clients should be aware and which may cause conflicts that could be to the disadvantage of the Advisor’s advisory clients, including the Fund. The Advisor has instituted business and compliance policies, procedures and disclosures that are designed to identify, monitor and mitigate conflicts of interest and, as appropriate, to report them to a Fund’s Board.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

	(a)	(b)	(c)	(d)
Period	Total Number of Shares Purchased	Average Price Paid per Share	Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs	Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs
December 1 through December 31	0	n/a	n/a	n/a
January 1 through January 31	0	n/a	n/a	n/a
February 1 through February 28	0	n/a	n/a	n/a
March 1 through March 31	0	n/a	n/a	n/a
April 1 through April 30	0	n/a	n/a	n/a
May 1 through May 31	0	n/a	n/a	n/a
June 1 through June 30	0	n/a	n/a	n/a
July 1 through July 31	0	n/a	n/a	n/a
August 1 through August 31	0	n/a	n/a	n/a
September 1 through September 30	0	n/a	n/a	n/a
October 1 through October 31	0	n/a	n/a	n/a
November 1 through November 30	0	n/a	n/a	n/a
Total	0	n/a	n/a	n/a
The Fund may from time to time repurchase shares in the open market.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Multi-Market Income Trust

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	January 30, 2012

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	January 30, 2012